UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3420

Oppenheimer Integrity Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2018

Item 1. Reports to Stockholders.

Annual Report 12/31/2018 Oppenheimer Total Return Bond Fund Important Notice: The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, OppenheimerFunds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (oppenheimerfunds.com). Investors enrolled in electronic delivery will receive the notice by email, with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling 1.800.225.5677.

Important Updates

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change. See the Notes to Financial Statements for more information.

Update to Shareholder Report Document Delivery

Beginning January 1, 2021, OppenheimerFunds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (oppenheimerfunds.com). Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. Enrolling in electronic delivery will enable you to receive a direct link to your full shareholder report the moment it becomes available, and limit the amount of mail you receive. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option.

How do you update your delivery preferences?

If you own these shares through a financial intermediary, you may contact your financial intermediary.

If your accounts are held through OppenheimerFunds and you receive statements, confirms, and other documents directly from us, you can enroll in our eDocs DirectSM service at oppenheimerfunds.com or by calling us. Once you’re enrolled, you’ll begin to receive email notifications of updated documents when they become available. If you have any questions, feel free to call us at 1.800.225.5677.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Credit Index	Bloomberg Barclays U.S. Aggregate Bond Index	FTSE Broad Investment Grade Bond Index
1-Year	-1.12%	-5.81%	-2.11%	0.01%	-0.01%
5-Year	2.60	1.61	3.22	2.52	2.51
10-Year	4.75	4.24	5.52	3.48	3.36

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

3        OPPENHEIMER TOTAL RETURN BOND FUND

Fund Performance Discussion

MARKET OVERVIEW

Markets were volatile in 2018 and hit a wall in the last quarter of the year. Several shocks negatively affected market sentiment. The U.S. Federal Reserve (Fed) once again decided to hike interest rates, as was nearly universally expected, but the post-meeting conference was more hawkish than expected. Markets were expecting a clear message that the Fed might consider a pause in any future rate increases, but that was not initially communicated. Equity markets sold off, bonds rallied, and the U.S. dollar weakened. The sell-offs were sizable, which led some to think a recession might be imminent. It was not just the Fed making headlines, some key economic data was also weaker in December. In the U.S., regional surveys from the Fed and Institute for Supply Management (ISM) sentiment surveys decreased markedly, along with a cool-off in housing. Politics were once again a factor because there was little clarity from the Trump Administration about the policies for tariffs on Chinese imports, and the U.S. Government shutdown did not help in an environment where the appetite for risk declined.

The U.S. economy continued to show strong growth momentum. The tracking of fourth-quarter GDP data suggests the economy will finish the year at around 3% GDP growth. There are pockets of moderation, such as housing and investment expenditures that may have peaked in the second half of the year. Going forward, we believe investment should continue to support growth. With increasingly less slack in the economy, strong profits, and the corporate tax cuts, we believe

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

4        OPPENHEIMER TOTAL RETURN BOND FUND

the environment for investment is healthy. Consumers so far do not seem to be affected by market jitters and politics. Early reports and anecdotes suggest that the holiday shopping period was good. Job growth is still strong, supporting both incomes and consumer confidence. Household finances appear to be in good shape. If growth continues to be above trend as expected, the Fed may resume its hiking cycle, but for the time being, this may be the time to take stock and observe the impact of the tightening delivered so far.

FUND REVIEW

Against this backdrop, the Fund’s Class A shares (without sales charge) returned -1.12% during the reporting period. In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index and the FTSE Broad Investment Grade Bond Index, returned

0.01% and -0.01%, respectively, during the reporting period. Credit underperformed this reporting period, and the Bloomberg Barclays Credit Index returned -2.11%.

In a period where U.S. Treasuries outperformed credit, the Fund’s underweight position in U.S. Treasuries and overweight exposure to investment grade credit were the top detractors to return, leading the Fund to underperform the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s top contributors to return over the period were allocations to asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS).

STRATEGY & OUTLOOK

We believe macroeconomic fundamentals remain stable, with U.S. growth slowing as the effects of the stimulus package and tax reform fade, along with pockets of moderation in housing and investment expenditures. We think the Fed will hike interest rates again in 2019 after the 25 basis point increase in

December that brought the range to 2.25%-2.50%. The Fed’s communication was initially hawkish but it has turned dovish potentially leading to a pause so the Fed can observe the impact of its recent tightening measures. The portfolio has returned to benchmark (Bloomberg Barclays U.S. Aggregate Bond Index) neutral duration exposure of 5.87 years relative to the benchmark duration of 5.79 years. We previously reduced interest rate risk by taking a shorter duration posture than the benchmark, but our stop-out level was executed as Treasury yields declined during the quarter.

On a sector level, we continue to maintain our strategic underweight to U.S. Treasuries. Over the period we maintained our significant overweight to agency MBS and slightly increased our exposure. Within structured credit, we continue to favor auto ABS given its attractive fundamentals, carry, and solid structures. We also maintained an overweight in CMBS and remain up-in-structure. Overall, we are more cautious on credit in general as we believe we reside in the fourth quarter of the credit cycle. We maintained our large overweight to investment-grade corporate credit and will continue to monitor valuations to determine our weighting. We also have

5        OPPENHEIMER TOTAL RETURN BOND FUND

modest exposure to typically high Sharpe ratio BB-rated corporates. As a result, we continue to be less likely to meaningfully increase credit risk, absent specific relative value opportunities. We typically avoid B-rated and below high yield corporate bonds as well as emerging market debt. Given the degree of uncertainty unlikely to be resolved in the near term, we continue to anticipate volatility going forward and view our commitment to risk management as an integral part of the investment process.

Krishna Memani Portfolio Manager	Peter A. Strzalkowski, CFA Portfolio Manager

6        OPPENHEIMER TOTAL RETURN BOND FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION
Non-Convertible Corporate Bonds and Notes	39.9%
Mortgage-Backed Obligations
Government Agency	25.8
Non-Agency	12.1
Asset-Backed Securities	14.7
Short-Term Notes	5.7
Investment Company
Oppenheimer Institutional
Government Money Market
Fund	1.5
U.S. Government Obligations	0.3

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total market value of investments.

CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES

Commercial Banks	7.0%
Oil, Gas & Consumable Fuels	3.5
Capital Markets	3.0
Food Products	2.7
Electric Utilities	2.4
Automobiles	2.0
Media	1.9
Chemicals	1.8
Diversified Telecommunication
Services	1.7
Health Care Providers &
Services	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on net assets.

For more current Fund holdings, please visit oppenheimerfunds.com.

7        OPPENHEIMER TOTAL RETURN BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/18

	Inception
	Date	1-Year	5-Year	10-Year
Class A (OPIGX)	4/15/88	-1.12%	2.60%	4.75%
Class C (OPBCX)	7/11/95	-1.90	1.78	3.94
Class I (OPBIX)	4/27/12	-0.77	2.96	3.20	*
Class R (OPBNX)	3/1/01	-1.41	2.29	4.46
Class Y (OPBYX)	4/27/98	-0.84	2.88	5.00

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/18

	Inception
	Date	1-Year	5-Year	10-Year
Class A (OPIGX)	4/15/88	-5.81%	1.61%	4.24%
Class C (OPBCX)	7/11/95	-2.85	1.78	3.94
Class I (OPBIX)	4/27/12	-0.77	2.96	3.20	*
Class R (OPBNX)	3/1/01	-1.41	2.29	4.46
Class Y (OPBYX)	4/27/98	-0.84	2.88	5.00

*	Shows performance since inception.

STANDARDIZED YIELDS
For the 30 Days Ended 12/31/18
Class A	3.59%
Class C	2.98
Class I	4.11
Class R	3.47
Class Y	4.08

UNSUBSIDIZED STANDARDIZED YIELDS
For the 30 Days Ended 12/31/18
Class A	3.55%
Class C	2.98
Class I	4.11
Class R	3.46
Class Y	3.97

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended December 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and

8        OPPENHEIMER TOTAL RETURN BOND FUND

then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended December 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Credit Index, an index of non-convertible U.S. investment grade corporate bonds; the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds and the FTSE Broad Investment Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9        OPPENHEIMER TOTAL RETURN BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10        OPPENHEIMER TOTAL RETURN BOND FUND

Actual	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During 6 Months Ended December 31, 2018
Class A	$1,000.00	$1,010.50	$3.81
Class C	1,000.00	1,008.00	7.88
Class I	1,000.00	1,013.90	2.03
Class R	1,000.00	1,010.50	5.33
Class Y	1,000.00	1,012.00	2.28

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,021.42	3.83
Class C	1,000.00	1,017.39	7.91
Class I	1,000.00	1,023.19	2.04
Class R	1,000.00	1,019.91	5.36
Class Y	1,000.00	1,022.94	2.30

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2018 are as follows:

Class	Expense Ratios
Class A	0.75%
Class C	1.55
Class I	0.40
Class R	1.05
Class Y	0.45

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS December 31, 2018

	Principal Amount	Value
Asset-Backed Securities—19.2%
Auto Loan—13.2%
American Credit Acceptance Receivables Trust:
Series 2015-3, Cl. D, 5.86%, 7/12/22[1]	$1,875,000	$1,883,575
Series 2017-3, Cl. B, 2.25%, 1/11/21[1]	514,912	514,474
Series 2017-4, Cl. B, 2.61%, 5/10/21[1]	1,000,000	998,517
Series 2017-4, Cl. C, 2.94%, 1/10/24[1]	2,831,000	2,818,902
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	3,368,000	3,348,771
Series 2018-2, Cl. B, 3.46%, 8/10/22[1]	4,330,000	4,331,533
Series 2018-2, Cl. C, 3.70%, 7/10/24[1]	4,275,000	4,282,834
Series 2018-3, Cl. B, 3.49%, 6/13/22[1]	1,295,000	1,297,488
Series 2018-4, Cl. C, 3.97%, 1/13/25[1]	2,935,000	2,948,681
AmeriCredit Automobile Receivables Trust:
Series 2017-2, Cl. D, 3.42%, 4/18/23	3,735,000	3,730,847
Series 2017-3, Cl. D, 3.18%, 7/18/23	4,000,000	3,965,006
Series 2017-4, Cl. D, 3.08%, 12/18/23	2,885,000	2,847,043
Series 2018-3, Cl. C, 3.74%, 10/18/24	4,225,000	4,293,397
Cabela’s Credit Card Master Note Trust, Series 2015-2, Cl. A2, 3.125% [US0001M+67], 7/17/23[2]	9,110,000	9,123,213
Capital Auto Receivables Asset Trust:
Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	560,000	558,777
Series 2018-2, Cl. B, 3.48%, 10/20/23[1]	2,025,000	2,036,189
Series 2018-2, Cl. C, 3.69%, 12/20/23[1]	1,950,000	1,967,124
CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	930,000	928,168
Series 2015-3, Cl. D, 3.27%, 3/15/22	3,045,000	3,041,527
Series 2016-1, Cl. D, 3.11%, 8/15/22	2,045,000	2,030,899
Series 2017-1, Cl. D, 3.43%, 7/17/23	2,675,000	2,674,427
Series 2017-4, Cl. D, 3.30%, 5/15/24	1,435,000	1,430,134
Series 2018-1, Cl. D, 3.37%, 7/15/24	1,095,000	1,083,013
Series 2018-4, Cl. C, 3.85%, 7/15/24	1,470,000	1,500,207
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[1]	829,528	824,637
CPS Auto Receivables Trust:
Series 2017-C, Cl. A, 1.78%, 9/15/20[1]	147,828	147,611
Series 2017-C, Cl. B, 2.30%, 7/15/21[1]	1,275,000	1,269,270
Series 2017-D, Cl. B, 2.43%, 1/18/22[1]	2,390,000	2,372,910
Series 2018-A, Cl. B, 2.77%, 4/18/22[1]	2,080,000	2,063,721
Series 2018-B, Cl. B, 3.23%, 7/15/22[1]	2,480,000	2,478,796
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	735,000	732,700
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]	2,865,000	2,852,951
Series 2018-1A, Cl. B, 3.60%, 4/15/27[1]	1,990,000	1,988,460
Series 2018-1A, Cl. C, 3.77%, 6/15/27[1]	2,840,000	2,840,295
Series 2018-2A, Cl. C, 4.16%, 9/15/27[1]	1,785,000	1,812,732
Series 2018-3A, Cl. C, 4.04%, 12/15/27[1]	3,585,000	3,626,050
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	152,890	153,120
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	1,905,000	1,915,214
Series 2017-1, Cl. D, 3.84%, 3/15/23	3,675,000	3,689,665

12        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Auto Loan (Continued)
Drive Auto Receivables Trust: (Continued)
Series 2017-3, Cl. C, 2.80%, 7/15/22	$1,590,000	$1,586,209
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	2,685,000	2,690,784
Series 2018-1, Cl. D, 3.81%, 5/15/24	2,545,000	2,550,368
Series 2018-2, Cl. D, 4.14%, 8/15/24	4,985,000	5,027,661
Series 2018-3, Cl. C, 3.72%, 9/16/24	1,912,000	1,917,439
Series 2018-3, Cl. D, 4.30%, 9/16/24	3,340,000	3,388,438
Series 2018-4, Cl. B, 3.36%, 10/17/22	2,160,000	2,156,487
Series 2018-5, Cl. C, 3.99%, 1/15/25	3,380,000	3,412,005
DT Auto Owner Trust:
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	3,005,000	3,080,177
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	2,360,000	2,363,352
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	3,295,000	3,365,162
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	2,405,000	2,414,022
Series 2017-3A, Cl. D, 3.58%, 5/15/23[1]	1,180,000	1,179,557
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	2,710,000	2,774,840
Series 2017-4A, Cl. C, 2.86%, 7/17/23[1]	1,515,000	1,510,960
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	5,210,000	5,196,521
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]	1,995,000	2,015,499
Series 2018-1A, Cl. B, 3.04%, 1/18/22[1]	2,275,000	2,269,725
Series 2018-2A, Cl. B, 3.43%, 5/16/22[1]	1,300,000	1,300,776
Series 2018-3A, Cl. B, 3.56%, 9/15/22[1]	4,280,000	4,301,653
Series 2018-3A, Cl. C, 3.79%, 7/15/24[1]	1,720,000	1,727,951
Exeter Automobile Receivables Trust:
Series 2018-1A, Cl. B, 2.75%, 4/15/22[1]	2,255,000	2,244,705
Series 2018-4A, Cl. B, 3.64%, 11/15/22[1]	3,575,000	3,575,717
Flagship Credit Auto Trust, Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	4,265,000	4,410,987
GLS Auto Receivables Trust:
Series 2018-1A, Cl. A, 2.82%, 7/15/22[3]	3,564,925	3,552,879
Series 2018-3A, Cl. A, 3.35%, 8/15/22[1]	1,980,706	1,981,864
GM Financial Automobile Leasing Trust:
Series 2017-3, Cl. C, 2.73%, 9/20/21	1,565,000	1,553,776
Series 2018-2, Cl. C, 3.50%, 4/20/22	2,245,000	2,253,462
GMF Floorplan Owner Revolving Trust:
Series 2018-3, Cl. B, 3.49%, 9/15/22[1]	4,056,000	4,082,052
Series 2018-3, Cl. C, 3.68%, 9/15/22[1]	3,435,000	3,457,029
Series 2018-4, Cl. B, 3.68%, 9/15/23[1]	3,435,000	3,479,957
Series 2018-4, Cl. C, 3.88%, 9/15/23[1]	4,295,000	4,351,852
Navistar Financial Dealer Note Master Owner Trust II:
Series 2017-1, Cl. C, 4.056% [US0001M+155], 6/27/22[1,2]	750,000	751,838
Series 2017-1, Cl. D, 4.806% [US0001M+230], 6/27/22[1,2]	865,000	865,870
Series 2018-1, Cl. A, 3.136% [US0001M+63], 9/25/23[1,2]	1,830,000	1,830,085
Series 2018-1, Cl. B, 3.306% [US0001M+80], 9/25/23[1,2]	2,165,000	2,167,821
Santander Drive Auto Receivables Trust:
Series 2015-5, Cl. D, 3.65%, 12/15/21	1,665,000	1,669,031
Series 2016-2, Cl. D, 3.39%, 4/15/22	5,205,000	5,214,796
Series 2017-1, Cl. D, 3.17%, 4/17/23	1,900,000	1,894,552
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	5,845,000	5,992,057

13        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Auto Loan (Continued)
Santander Drive Auto Receivables Trust: (Continued)
Series 2017-2, Cl. D, 3.49%, 7/17/23	$2,875,000	$2,861,267
Series 2017-3, Cl. D, 3.20%, 11/15/23	3,750,000	3,735,454
Series 2018-1, Cl. D, 3.32%, 3/15/24	1,605,000	1,594,926
Series 2018-2, Cl. D, 3.88%, 2/15/24	2,665,000	2,688,563
Series 2018-3, Cl. C, 3.51%, 8/15/23	6,900,000	6,908,548
Series 2018-4, Cl. C, 3.56%, 7/15/24	4,880,000	4,919,102
Series 2018-5, Cl. C, 3.81%, 12/16/24	3,645,000	3,671,968
Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[1]	2,575,000	2,558,624
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	1,510,000	1,505,354
United Auto Credit Securitization Trust, Series 2018-1, Cl. C, 3.05%, 9/10/21[1]	4,153,000	4,138,065
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	681,171	679,214
Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[1]	3,485,000	3,512,579
Series 2017-2A, Cl. E, 4.63%, 7/15/24[1]	4,070,000	4,074,886
Series 2018-1A, Cl. C, 2.92%, 5/15/23[1]	2,340,000	2,318,947
Series 2018-1A, Cl. D, 3.41%, 5/15/23[1]	4,490,000	4,460,040
Series 2018-3A, Cl. B, 3.32%, 10/16/23[1]	3,067,000	3,074,607

		256,664,938
Credit Card—5.4%
Cabela’s Credit Card Master Note Trust:
Series 2015-1A, Cl. A2, 2.995% [US0001M+54], 3/15/23[2]	7,115,000	7,142,575
Series 2015-2, Cl. A1, 2.25%, 7/17/23	10,200,000	10,081,264
Series 2016-1, Cl. A1, 1.78%, 6/15/22	9,723,000	9,667,520
Series 2016-1, Cl. A2, 3.305% [US0001M+85], 6/15/22[2]	3,220,000	3,229,119
Discover Card Execution Note Trust, Series 2016-A4, Cl. A4, 1.39%, 3/15/22	7,570,000	7,487,632
Evergreen Credit Card Trust, Series 2018-2, Cl. A, 2.805% [US0001M+35], 7/15/22[1,2]	6,480,000	6,479,069
GE Capital Credit Card Master Note Trust:
Series 2012-7, Cl. A, 1.76%, 9/15/22	3,030,000	3,004,029
Series 2012-7, Cl. B, 2.21%, 9/15/22	2,705,000	2,687,947
Synchrony Credit Card Master Note Trust, Series 2015-1, Cl. A, 2.37%, 3/15/23	9,990,000	9,913,880
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	8,375,000	8,340,100
Series 2016-C, Cl. A, 1.72%, 8/15/23	4,778,000	4,727,099
Series 2017-A, Cl. A, 2.12%, 3/15/24	6,215,000	6,132,581
Series 2017-C, Cl. A, 2.31%, 8/15/24	5,740,000	5,662,206
Series 2018-A, Cl. A, 3.07%, 12/16/24	7,965,000	7,945,540
Series 2018-B, Cl. A, 3.46%, 7/15/25	3,870,000	3,912,767
Series 2018-C, Cl. A, 3.55%, 8/15/25	7,920,000	8,026,187

		104,439,515

14        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Equipment—0.4%
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	$2,915,000	$2,879,683
Series 2018-1, Cl. B, 3.09%, 6/16/25[1]	1,320,000	1,315,406
Series 2018-1, Cl. C, 3.42%, 6/16/25[1]	381,000	379,681
Series 2018-2, Cl. C, 3.87%, 12/15/25[1]	980,000	988,589
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	960,000	948,202
Dell Equipment Finance Trust, Series 2018-1, Cl. B, 3.34%, 6/22/23[1]	1,366,000	1,370,334
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	44,725	44,577

		7,926,472

Loans: Other—0.2%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R5, Cl. M2, 3.196% [US0001M+69], 7/25/35[2]	1,479,530	1,484,373
Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	955,000	946,797
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	952,963	945,241

		3,376,411

Total Asset-Backed Securities (Cost $372,058,879)		372,407,336
Mortgage-Backed Obligations—49.7%
Government Agency—33.8%
FHLMC/FNMA/FHLB/Sponsored—29.7%
Federal Home Loan Mortgage Corp. Gold Pool:
5.50%, 9/1/39	1,132,463	1,201,306
6.00%, 7/1/24-11/1/37	173,551	188,614
6.50%, 4/1/21-4/1/34	209,683	226,461
7.00%, 7/1/21-10/1/37	1,808,882	2,054,823
9.00%, 8/1/22-5/1/25	3,932	4,193
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 77.217%, 4/1/27[4]	184,798	40,953
Series 192, Cl. IO, 99.999%, 2/1/28[4]	23,488	4,696
Series 206, Cl. IO, 0.993%, 12/15/29[4]	48,019	13,619
Series 243, Cl. 6, 0.00%, 12/15/32[4,5]	152,286	28,999
Series 304, Cl. C47, 5.341%, 12/15/27[4]	1,466,569	128,475
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	2,622,478	2,581,909
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series KC02, Cl. X1, 0.00%, 3/25/24[4,5]	76,766,060	1,416,395
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.207%, 6/1/26[6]	26,998	24,820
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	639	652
Series 1590, Cl. IA, 3.505% [LIBOR01M+105], 10/15/23[2]	361,899	368,851
Series 2034, Cl. Z, 6.50%, 2/15/28	3,516	3,810
Series 2043, Cl. ZP, 6.50%, 4/15/28	518,998	572,198

15        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2046, Cl. G, 6.50%, 4/15/28	$168,155	$185,389
Series 2053, Cl. Z, 6.50%, 4/15/28	3,302	3,651
Series 2063, Cl. PG, 6.50%, 6/15/28	227,933	249,588
Series 2145, Cl. MZ, 6.50%, 4/15/29	74,696	83,117
Series 2148, Cl. ZA, 6.00%, 4/15/29	115,302	124,942
Series 2195, Cl. LH, 6.50%, 10/15/29	216,449	236,929
Series 2326, Cl. ZP, 6.50%, 6/15/31	63,474	68,816
Series 2341, Cl. FP, 3.355% [LIBOR01M+90], 7/15/31[2]	116,493	119,541
Series 2423, Cl. MC, 7.00%, 3/15/32	399,588	448,370
Series 2461, Cl. PZ, 6.50%, 6/15/32	449,450	490,861
Series 2463, Cl. F, 3.455% [LIBOR01M+100], 6/15/32[2]	416,525	428,682
Series 2635, Cl. AG, 3.50%, 5/15/32	357,329	358,333
Series 2676, Cl. KY, 5.00%, 9/15/23	415,009	423,665
Series 2770, Cl. TW, 4.50%, 3/15/19	1,829	1,828
Series 3010, Cl. WB, 4.50%, 7/15/20	34,333	34,411
Series 3025, Cl. SJ, 15.748% [-3.667 x LIBOR01M+2,475], 8/15/35[2]	83,390	119,182
Series 3030, Cl. FL, 2.855% [LIBOR01M+40], 9/15/35[2]	224,020	225,004
Series 3645, Cl. EH, 3.00%, 12/15/20	2,359	2,350
Series 3815, Cl. BD, 3.00%, 10/15/20	39	39
Series 3822, Cl. JA, 5.00%, 6/15/40	148,162	151,010
Series 3848, Cl. WL, 4.00%, 4/15/40	442,999	447,529
Series 3857, Cl. GL, 3.00%, 5/15/40	16,537	16,728
Series 4221, Cl. HJ, 1.50%, 7/15/23	526,454	514,012
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2129, Cl. S, 55.786%, 2/15/29[4]	264,732	39,915
Series 2130, Cl. SC, 55.931%, 3/15/29[4]	59,789	7,722
Series 2134, Cl. SB, 69.787%, 3/15/29[4]	73,645	9,230
Series 2422, Cl. SJ, 0.00%, 1/15/32[4,5]	257,692	44,916
Series 2493, Cl. S, 11.181%, 9/15/29[4]	18,872	3,076
Series 2682, Cl. TQ, 99.999%, 10/15/33[4]	532,015	79,077
Series 2796, Cl. SD, 71.713%, 7/15/26[4]	119,527	13,658
Series 2920, Cl. S, 16.751%, 1/15/35[4]	530,943	74,945
Series 2922, Cl. SE, 17.235%, 2/15/35[4]	423,476	55,115
Series 2981, Cl. AS, 0.453%, 5/15/35[4]	1,107,416	133,116
Series 2981, Cl. BS, 99.999%, 5/15/35[4]	1,087,918	154,896
Series 3005, Cl. WI, 0.00%, 7/15/35[4,5]	352,983	76,157
Series 3397, Cl. GS, 0.00%, 12/15/37[4,5]	210,513	34,482
Series 3424, Cl. EI, 0.00%, 4/15/38[4,5]	84,371	7,497
Series 3450, Cl. BI, 8.337%, 5/15/38[4]	2,233,069	303,561
Series 3606, Cl. SN, 12.856%, 12/15/39[4]	623,472	75,654
Series 4057, Cl. QI, 4.996%, 6/15/27[4]	10,166,470	793,569
Series 4205, Cl. AI, 0.00%, 5/15/28[4,5]	2,508,605	190,412
Series 4818, Cl. BI, 0.00%, 3/15/45[4,5]	3,752,238	672,044
Federal National Mortgage Assn.: 2.50%, 1/1/34[7]	27,675,000	27,030,449

16        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn.: (Continued)
3.00%, 1/1/34-1/1/49[7]	$55,630,000	$54,798,310
3.50%, 1/1/34-1/1/49[7]	177,450,000	177,949,573
4.00%, 1/1/34-1/1/49[7]	112,295,000	114,594,629
4.50%, 1/1/49[7]	103,800,000	107,552,068
5.00%, 1/1/49[7]	54,100,000	56,693,712
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	2,764	2,811
5.50%, 2/1/35-5/1/36	864,948	932,560
6.00%, 5/1/20	201	201
6.50%, 10/1/19-11/1/31	1,335,876	1,479,574
7.00%, 4/1/33-4/1/34	861,144	977,195
7.50%, 1/1/33-8/1/33	1,291,950	1,481,521
8.50%, 7/1/32	3,439	3,480
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 99.999%, 6/25/23[4]	158,710	17,636
Series 247, Cl. 2, 0.00%, 10/25/23[4,5]	17,861	2,071
Series 252, Cl. 2, 99.999%, 11/25/23[4]	151,064	19,232
Series 254, Cl. 2, 99.999%, 1/25/24[4]	293,297	39,213
Series 301, Cl. 2, 21.191%, 4/25/29[4]	89,168	18,175
Series 303, Cl. IO, 53.32%, 11/25/29[4]	20,636	4,730
Series 319, Cl. 2, 17.199%, 2/25/32[4]	76,233	17,040
Series 320, Cl. 2, 58.739%, 4/25/32[4]	1,540,680	358,936
Series 321, Cl. 2, 23.85%, 4/25/32[4]	235,053	55,213
Series 324, Cl. 2, 14.61%, 7/25/32[4]	105,693	24,648
Series 331, Cl. 9, 13.902%, 2/25/33[4]	860,691	171,102
Series 334, Cl. 14, 17.802%, 2/25/33[4]	726,511	168,275
Series 334, Cl. 15, 1.811%, 2/25/33[4]	494,317	110,857
Series 334, Cl. 17, 29.874%, 2/25/33[4]	26,700	6,372
Series 339, Cl. 12, 0.00%, 6/25/33[4,5]	573,118	111,507
Series 339, Cl. 7, 0.00%, 11/25/33[4,5]	577,794	125,722
Series 343, Cl. 13, 99.999%, 9/25/33[4]	666,004	120,669
Series 343, Cl. 18, 99.999%, 5/25/34[4]	392,824	89,456
Series 345, Cl. 9, 0.00%, 1/25/34[4,5]	294,258	66,596
Series 351, Cl. 10, 0.00%, 4/25/34[4,5]	231,753	48,839
Series 351, Cl. 8, 0.00%, 4/25/34[4,5]	409,368	79,968
Series 356, Cl. 10, 0.00%, 6/25/35[4,5]	285,260	57,673
Series 356, Cl. 12, 0.00%, 2/25/35[4,5]	141,107	30,520
Series 362, Cl. 13, 0.00%, 8/25/35[4,5]	365,444	75,269
Series 364, Cl. 16, 0.00%, 9/25/35[4,5]	510,109	103,111
Series 365, Cl. 16, 99.999%, 3/25/36[4]	317,748	64,701
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-104, Cl. ZB, 6.50%, 7/25/23	53,322	56,055
Series 1993-87, Cl. Z, 6.50%, 6/25/23	52,574	55,399
Series 1996-35, Cl. Z, 7.00%, 7/25/26	18,429	19,912
Series 1998-58, Cl. PC, 6.50%, 10/25/28	119,144	129,736
Series 1998-61, Cl. PL, 6.00%, 11/25/28	161,188	175,009
Series 1999-54, Cl. LH, 6.50%, 11/25/29	242,105	263,531
Series 1999-60, Cl. PG, 7.50%, 12/25/29	1,197,440	1,341,172

17        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2001-51, Cl. OD, 6.50%, 10/25/31	$202,180	$213,662
Series 2002-56, Cl. FN, 3.506% [LIBOR01M+100], 7/25/32[2]	139,058	141,773
Series 2003-130, Cl. CS, 9.088% [-2 x LIBOR01M+1,410], 12/25/33[2]	181,969	185,812
Series 2003-21, Cl. FK, 2.906% [LIBOR01M+40], 3/25/33[2]	36,102	36,247
Series 2004-25, Cl. PC, 5.50%, 1/25/34	3,818	3,818
Series 2005-104, Cl. MC, 5.50%, 12/25/25	801,418	831,390
Series 2005-109, Cl. AH, 5.50%, 12/25/25	2,290,411	2,351,740
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,480,000	2,715,103
Series 2005-71, Cl. DB, 4.50%, 8/25/25	181,832	184,172
Series 2005-73, Cl. DF, 2.756% [LIBOR01M+25], 8/25/35[2]	188,346	189,001
Series 2006-50, Cl. SK, 15.01% [-3.667 x LIBOR01M+2,420], 6/25/36[2]	303,899	424,106
Series 2008-75, Cl. DB, 4.50%, 9/25/23	659	658
Series 2009-113, Cl. DB, 3.00%, 12/25/20	34,199	34,042
Series 2009-36, Cl. FA, 3.446% [LIBOR01M+94], 6/25/37[2]	176,594	180,607
Series 2009-70, Cl. TL, 4.00%, 8/25/19	403	402
Series 2010-43, Cl. KG, 3.00%, 1/25/21	15,132	15,105
Series 2011-15, Cl. DA, 4.00%, 3/25/41	100,890	101,792
Series 2011-3, Cl. EL, 3.00%, 5/25/20	33,290	33,161
Series 2011-3, Cl. KA, 5.00%, 4/25/40	732,530	763,559
Series 2011-38, Cl. AH, 2.75%, 5/25/20	12	12
Series 2011-82, Cl. AD, 4.00%, 8/25/26	55,882	55,763
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-15, Cl. SA, 99.999%, 3/17/31[4]	11,730	1,007
Series 2001-61, Cl. SE, 5.816%, 11/18/31[4]	118,610	20,124
Series 2001-65, Cl. S, 7.711%, 11/25/31[4]	246,803	46,020
Series 2001-81, Cl. S, 10.067%, 1/25/32[4]	36,259	6,303
Series 2002-12, Cl. SB, 25.858%, 7/25/31[4]	57,922	9,569
Series 2002-2, Cl. SW, 28.374%, 2/25/32[4]	69,448	12,260
Series 2002-38, Cl. SO, 28.053%, 4/25/32[4]	41,719	6,397
Series 2002-41, Cl. S, 18.458%, 7/25/32[4]	364,913	58,692
Series 2002-47, Cl. NS, 9.061%, 4/25/32[4]	114,514	20,854
Series 2002-5, Cl. SD, 99.999%, 2/25/32[4]	48,336	7,031
Series 2002-51, Cl. S, 9.386%, 8/25/32[4]	105,145	19,148
Series 2002-52, Cl. SD, 40.579%, 9/25/32[4]	166,259	31,233
Series 2002-60, Cl. SM, 0.00%, 8/25/32[4,5]	331,752	44,289
Series 2002-60, Cl. SY, 99.999%, 4/25/32[4]	330,338	11,304
Series 2002-64, Cl. SD, 10.821%, 4/25/27[4]	152,519	20,652
Series 2002-7, Cl. SK, 2.149%, 1/25/32[4]	202,417	29,007
Series 2002-75, Cl. SA, 10.498%, 11/25/32[4]	201,967	35,630
Series 2002-77, Cl. BS, 10.952%, 12/18/32[4]	403,781	67,675
Series 2002-77, Cl. IS, 26.973%, 12/18/32[4]	71,077	12,275
Series 2002-77, Cl. SH, 10.849%, 12/18/32[4]	51,315	8,203
Series 2002-84, Cl. SA, 3.225%, 12/25/32[4]	52,593	8,533
Series 2002-89, Cl. S, 37.478%, 1/25/33[4]	509,750	97,837

18        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-9, Cl. MS, 10.055%, 3/25/32[4]	$3,164	$596
Series 2002-90, Cl. SN, 0.00%, 8/25/32[4,5]	301,850	40,297
Series 2002-90, Cl. SY, 0.655%, 9/25/32[4]	167,189	22,661
Series 2003-14, Cl. OI, 36.333%, 3/25/33[4]	772,194	171,939
Series 2003-26, Cl. IK, 57.851%, 4/25/33[4]	342,380	76,501
Series 2003-33, Cl. SP, 5.27%, 5/25/33[4]	320,177	61,681
Series 2003-4, Cl. S, 1.285%, 2/25/33[4]	96,013	17,487
Series 2003-52, Cl. NS, 0.00%, 6/25/23[4,5]	947,076	45,989
Series 2004-54, Cl. DS, 52.847%, 11/25/30[4]	31,734	4,534
Series 2004-56, Cl. SE, 4.385%, 10/25/33[4]	431,594	71,161
Series 2005-12, Cl. SC, 19.898%, 3/25/35[4]	190,154	26,020
Series 2005-40, Cl. SA, 24.451%, 5/25/35[4]	293,511	43,388
Series 2005-52, Cl. JH, 26.603%, 5/25/35[4]	589,063	75,015
Series 2005-6, Cl. SE, 45.178%, 2/25/35[4]	579,427	84,376
Series 2005-93, Cl. SI, 0.00%, 10/25/35[4,5]	372,957	50,891
Series 2006-53, Cl. US, 16.151%, 6/25/36[4]	29,070	4,091
Series 2008-55, Cl. SA, 0.00%, 7/25/38[4,5]	232,868	23,584
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	9,176	470
Series 2011-96, Cl. SA, 4.383%, 10/25/41[4]	875,258	130,531
Series 2012-121, Cl. IB, 7.743%, 11/25/27[4]	4,226,834	355,000
Series 2012-134, Cl. SA, 0.23%, 12/25/42[4]	2,488,180	448,275
Series 2012-40, Cl. PI, 12.591%, 4/25/41[4]	1,721,881	260,255
Series 2018-16, Cl. NI, 0.00%, 12/25/44[4,5]	1,908,433	312,007
Series 2018-69, Cl. CI, 0.00%, 10/25/46[4,5]	4,273,826	582,718
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.334%, 9/25/23[6]	50,967	47,685

		575,881,341

GNMA/Guaranteed—4.1%
Federal Home Loan Mortgage Corp., Series 2018-HQA2, Cl. M1, 3.256% [US0001M+75], 10/25/48[1,2]	6,435,000	6,422,503
Government National Mortgage Assn. II Pool:
3.50%, 1/1/49[7]	69,445,000	69,924,017
3.75% [H15T1Y+150], 7/20/25-7/20/27[2]	4,224	4,342
11.00%, 10/20/19	17	17
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 99.999%, 2/16/32[4]	177,069	1,656
Series 2002-41, Cl. GS, 99.999%, 6/16/32[4]	22,166	539
Series 2002-76, Cl. SY, 8.18%, 12/16/26[4]	64,662	141
Series 2007-17, Cl. AI, 42.031%, 4/16/37[4]	1,282,565	178,309
Series 2011-52, Cl. HS, 19.158%, 4/16/41[4]	3,872,493	537,704
Series 2017-136, Cl. LI, 5.577%, 9/16/47[4]	7,682,711	1,597,958

		78,667,186

19        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Non-Agency—15.9%
Commercial—7.9%
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 4.79% [H15T1Y+210], 9/26/35[1,2]	$ 154,638	$155,016
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 0.00%, 1/15/51[4,5]	35,438,181	1,308,045
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,4,5,8]	74,898	1,466
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 0.00%, 11/13/50[4,5]	11,760,791	682,054
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 4.032%, 1/25/36[9]	1,038,523	981,109
Citigroup Commercial Mortgage Trust:
Series 2012-GC8, Cl. AAB, 2.608%, 9/10/45	1,379,339	1,368,661
Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	1,515,000	1,536,588
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates:
Series 2013-GC17, Cl. XA, 0.00%, 11/10/46[4,5]	13,310,861	568,512
Series 2017-C4, Cl. XA, 11.937%, 10/12/50[4]	31,029,709	2,150,219
COMM Mortgage Trust:
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[1]	2,945,000	2,912,614
Series 2014-CR17, Cl. ASB, 3.598%, 5/10/47	5,065,000	5,142,750
Series 2014-CR20, Cl. ASB, 3.305%, 11/10/47	1,020,000	1,030,442
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	6,135,175	6,211,420
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	2,865,000	2,954,162
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	5,720,000	5,755,376
Series 2015-CR22, Cl. A2, 2.856%, 3/10/48	1,959,000	1,953,745
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[4,5]	12,555,727	630,060
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	901,606	737,227
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 3.156% [US0001M+65], 11/25/35[2]	735,487	549,559
FREMF Mortgage Trust:
Series 2010-K6, Cl. B, 5.367%, 12/25/46[1,9]	900,000	917,791
Series 2012-K710, Cl. B, 3.817%, 6/25/47[1,9]	1,145,027	1,144,316
Series 2012-K711, Cl. B, 3.558%, 8/25/45[1,9]	490,000	489,937
Series 2012-K711, Cl. C, 3.558%, 8/25/45[1,9]	2,155,000	2,152,464
Series 2013-K25, Cl. C, 3.619%, 11/25/45[1,9]	605,000	594,862
Series 2013-K26, Cl. C, 3.598%, 12/25/45[1,9]	1,165,000	1,144,236
Series 2013-K27, Cl. C, 3.496%, 1/25/46[1,9]	650,000	635,633
Series 2013-K28, Cl. C, 3.49%, 6/25/46[1,9]	2,580,000	2,521,211
Series 2013-K712, Cl. C, 3.358%, 5/25/45[1,9]	1,185,000	1,181,897
Series 2013-K713, Cl. C, 3.154%, 4/25/46[1,9]	3,220,000	3,207,771
Series 2014-K714, Cl. C, 3.854%, 1/25/47[1,9]	815,402	821,174
Series 2014-K715, Cl. C, 4.124%, 2/25/46[1,9]	2,603,236	2,630,878
Series 2015-K44, Cl. B, 3.683%, 1/25/48[1,9]	1,175,000	1,147,162
Series 2017-K62, Cl. B, 3.875%, 1/25/50[1,9]	1,040,000	1,009,521
Series 2017-K724, Cl. B, 3.487%, 11/25/23[1,9]	780,000	774,452
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[1]	6,735,000	6,721,957
GS Mortgage Securities Trust:
Series 2012-GC6, Cl. A3, 3.482%, 1/10/45	1,414,657	1,430,391

20        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Commercial (Continued)
GS Mortgage Securities Trust: (Continued)
Series 2012-GC6, Cl. AS, 4.948%, 1/10/45[1]	$1,666,000	$1,744,655
Series 2013-GC12, Cl. AAB, 2.678%, 6/10/46	479,589	474,740
Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	974,215	1,027,531
Series 2014-GC18, Cl. AAB, 3.648%, 1/10/47	1,333,000	1,347,641
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6.00%, 4/25/37[1,9]	1,541,977	1,461,607
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6, Cl. ASB, 3.144%, 5/15/45	1,937,152	1,930,866
Series 2012-LC9, Cl. A4, 2.611%, 12/15/47	159,915	159,455
Series 2013-C10, Cl. AS, 3.372%, 12/15/47	4,205,000	4,162,619
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	3,490,000	3,612,437
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	1,722,000	1,690,953
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	3,950,000	3,987,488
Series 2016-JP3, Cl. A2, 2.435%, 8/15/49	2,804,620	2,748,635
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 4.327%, 7/25/35[9]	852,774	875,958
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 4.434%, 7/26/36[1,9]	1,140,296	1,143,010
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17, Cl. ASB, 3.705%, 1/15/47	1,096,190	1,108,482
Series 2014-C18, Cl. A2, 2.879%, 2/15/47	94,644	94,520
Series 2014-C18, Cl. A3, 3.578%, 2/15/47	1,525,000	1,530,505
Series 2014-C19, Cl. ASB, 3.584%, 4/15/47	635,000	638,848
Series 2014-C24, Cl. B, 4.116%, 11/15/47[9]	2,630,000	2,613,933
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	6,036,000	6,090,461
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	4,415,000	4,393,747
Series 2015-C28, Cl. AS, 3.532%, 10/15/48	3,400,000	3,321,672
JPMBB Commercial Mortgage Securities Trust., Interest-Only Stripped Mtg.- Backed Security, Series 2015-C27, Cl. XA, 0.00%, 2/15/48[4,5]	48,140,773	2,357,897
LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0.00%, 2/18/304,5	45,163	—
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 0.00%, 7/26/24[1,8,9]	17,839	12,660
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7, Cl. AAB, 2.469%, 2/15/46	1,335,813	1,320,032
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	5,230,000	5,223,732
Series 2014-C19, Cl. AS, 3.832%, 12/15/47	5,035,000	5,064,069
Morgan Stanley Capital I Trust:
Series 2011-C1, Cl. A4, 5.033%, 9/15/47[1,9]	1,504,580	1,543,078
Series 2011-C2, Cl. A4, 4.661%, 6/15/44[1]	1,815,000	1,874,798
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 0.00%, 12/15/50[4,5]	13,258,567	740,860
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 3.667%, 11/26/36[1,9]	2,147,099	1,966,314
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.60%, 6/26/46[1,9]	399,523	398,712
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 4.044%, 7/26/45[1,9]	192,670	197,268
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-
Through Certificates, Series 2017-C5, Cl. XA, 0.00%, 11/15/50[4,5]	20,190,165	1,269,693

21        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Commercial (Continued)
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	$5,135,000	$5,104,994
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 0.00%, 12/15/50[4,5]	18,473,079	1,176,395
WF-RBS Commercial Mortgage Trust:
Series 2013-C14, Cl. AS, 3.488%, 6/15/46	2,330,000	2,324,654
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	1,693,000	1,748,666
Series 2014-C22, Cl. A3, 3.528%, 9/15/57	675,000	681,733
Series 2014-C25, Cl. AS, 3.984%, 11/15/47	5,225,000	5,277,580
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[9]	2,174,838	2,212,034
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-
Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,4,5]	14,216,324	356,471

		152,166,081
Multi-Family—0.4%
Connecticut Avenue Securities:
Series 2014-C02, Cl. 1M2, 5.106% [US0001M+260], 5/25/24[2]	4,594,135	4,817,012
Series 2017-C04, Cl. 2M1, 3.356% [US0001M+85], 11/25/29[2]	3,779,936	3,781,032

		8,598,044
Residential—7.6%
Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5.00%, 7/25/35	642,106	549,928
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	417,157	395,299
Series 2007-C, Cl. 1A4, 4.173%, 5/20/36[9]	182,875	176,366
Series 2014-R7, Cl. 3A1, 4.607%, 3/26/36[1,9]	818,951	821,430
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6.00%, 3/25/37	482,848	447,059
Bear Stearns ARM Trust:
Series 2005-9, Cl. A1, 4.73% [H15T1Y+230], 10/25/35[2]	532,275	537,625
Series 2006-1, Cl. A1, 4.91% [H15T1Y+225], 2/25/36[2]	1,454,680	1,466,240
Chase Funding Trust, Series 2003-2, Cl. 2A2, 2.875% [US0001M+56], 2/25/33[2]	362,314	350,446
CHL Mortgage Pass-Through Trust:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	415,577	365,454
Series 2006-6, Cl. A3, 6.00%, 4/25/36	360,771	294,225
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 4.28% [H15T1Y+240], 10/25/35[2]	2,823,706	2,853,125
Connecticut Avenue Securities:
Series 2014-C03, Cl. 1M2, 5.506% [US0001M+300], 7/25/24[2]	4,634,709	4,877,009
Series 2014-C03, Cl. 2M2, 5.406% [US0001M+290], 7/25/24[2]	1,548,968	1,620,850
Series 2016-C03, Cl. 1M1, 4.506% [US0001M+200], 10/25/28[2]	890,800	898,104
Series 2016-C07, Cl. 2M1, 3.806% [US0001M+130], 5/25/29[2]	952,362	953,509

22        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Residential (Continued)
Connecticut Avenue Securities: (Continued)
Series 2017-C02, Cl. 2M1, 3.656% [US0001M+115], 9/25/29[2]	$4,327,127	$4,338,070
Series 2017-C03, Cl. 1M1, 3.456% [US0001M+95], 10/25/29[2]	4,836,613	4,842,159
Series 2017-C06, Cl. 1M1, 3.256% [US0001M+75], 2/25/30[2]	2,010,835	2,009,376
Series 2017-C07, Cl. 1M1, 3.156% [US0001M+65], 5/25/30[2]	4,655,943	4,646,790
Series 2017-C07, Cl. 1M2, 4.906% [US0001M+240], 5/25/30[2]	2,970,000	2,995,614
Series 2017-C07, Cl. 2M1, 3.156% [US0001M+65], 5/25/30[2]	3,383,199	3,378,012
Series 2018-C01, Cl. 1M1, 3.106% [US0001M+60], 7/25/30[2]	6,387,714	6,367,608
Series 2018-C02, Cl. 2M1, 3.156% [US0001M+65], 8/25/30[2]	1,336,593	1,335,412
Series 2018-C03, Cl. 1M1, 3.186% [US0001M+68], 10/25/30[2]	5,141,722	5,130,591
Series 2018-C04, Cl. 2M1, 3.256% [US0001M+75], 12/25/30[2]	3,918,718	3,916,708
Series 2018-C05, Cl. 1M1, 3.226% [US0001M+72], 1/25/31[2]	1,657,234	1,653,930
Series 2018-C06, Cl. 1M1, 3.056% [US0001M+55], 3/25/31[2]	626,381	624,618
Series 2018-C06, Cl. 2M1, 3.056% [US0001M+55], 3/25/31[2]	755,431	753,365
Connecticut Avenue Securities Trust, Series 2018-R07, Cl. 1M1, 3.256% [US0001M+75], 4/25/31[1,2]	1,292,204	1,290,552
Countrywide Alternative Loan Trust, Series 2005-21CB, Cl. A7, 5.50%, 6/25/35	1,150,819	1,069,011
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.332%, 7/25/35[9]	288,536	290,210
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.816% [US0001M+31], 7/25/35[2]	315,533	313,267
RALI Trust:
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	105,907	93,139
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	552,810	505,215
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	293,894	269,329
STACR Trust:
Series 2018-DNA2, Cl. M1, 3.306% [US0001M+80], 12/25/30[1,2]	6,600,000	6,595,245
Series 2018-DNA3, Cl. M1, 3.256% [US0001M+75], 9/25/48[1,2]	1,165,000	1,163,248
Series 2018-HRP2, Cl. M2, 3.756% [US0001M+125], 2/25/47[1,2]	3,480,000	3,482,801
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2, Cl. M2, 6.756% [US0001M+425], 11/25/23[2]	3,911,114	4,262,506
Series 2014-DN1, Cl. M2, 4.706% [US0001M+220], 2/25/24[2]	649,051	661,268
Series 2014-DN1, Cl. M3, 7.006% [US0001M+450], 2/25/24[2]	3,595,000	4,034,834
Series 2014-DN2, Cl. M3, 6.106% [US0001M+360], 4/25/24[2]	4,610,000	4,975,563
Series 2014-HQ2, Cl. M3, 6.256% [US0001M+375], 9/25/24[2]	4,050,000	4,461,060

23        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Residential (Continued)
Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2015-HQA2, Cl. M2, 5.306% [US0001M+280], 5/25/28[2]	$777,919	$793,465
Series 2016-DNA1, Cl. M2, 5.406% [US0001M+290], 7/25/28[2]	1,149,773	1,170,136
Series 2016-DNA4, Cl. M1, 3.306% [US0001M+80], 3/25/29[2]	18,173	18,173
Series 2016-DNA4, Cl. M3, 6.306% [US0001M+380], 3/25/29[2]	4,040,000	4,363,236
Series 2016-HQA3, Cl. M1, 3.306% [US0001M+80], 3/25/29[2]	958,690	958,923
Series 2016-HQA3, Cl. M3, 6.356% [US0001M+385], 3/25/29[2]	2,800,000	3,064,202
Series 2016-HQA4, Cl. M3, 6.406% [US0001M+390], 4/25/29[2]	3,995,000	4,381,358
Series 2017-HQA1, Cl. M1, 3.706% [US0001M+120], 8/25/29[2]	6,861,401	6,884,363
Series 2017-HQA2, Cl. M1, 3.306% [US0001M+80], 12/25/29[2]	2,225,263	2,224,456
Series 2017-HQA3, Cl. M1, 3.056% [US0001M+55], 4/25/30[2]	6,717,413	6,705,840
Series 2018-DNA1, Cl. M1, 2.956% [US0001M+45], 7/25/30[2]	9,014,236	8,973,115
Series 2018-DNA1, Cl. M2, 4.306% [US0001M+180], 7/25/30[2]	6,665,000	6,413,914
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10, Cl. A7, 4.487%, 10/25/33[9]	614,313	622,187
Series 2005-AR14, Cl. 1A4, 4.215%, 12/25/35[9]	811,017	802,519
Series 2005-AR16, Cl. 1A1, 4.28%, 12/25/35[9]	735,723	735,861
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 4.671%, 9/25/35[9]	1,004,670	978,618
Series 2005-AR15, Cl. 1A6, 4.671%, 9/25/35[9]	83,391	80,624
Series 2005-AR4, Cl. 2A2, 4.252%, 4/25/35[9]	2,273,146	2,290,902
Series 2006-AR10, Cl. 1A1, 4.309%, 7/25/36[9]	569,346	557,183
Series 2006-AR10, Cl. 5A5, 4.434%, 7/25/36[9]	1,562,818	1,562,216
Series 2006-AR2, Cl. 2A3, 4.607%, 3/25/36[9]	840,875	851,026
Series 2006-AR7, Cl. 2A4, 4.334%, 5/25/36[9]	336,755	345,005
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	245,285	243,121

		147,086,613

Total Mortgage-Backed Obligations (Cost $959,521,475)		962,399,265
U.S. Government Obligation—0.4%
United States Treasury Nts., 1.50%, 5/31/19[10] (Cost $7,484,132)	7,480,000	7,449,915

24        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Corporate Bonds and Notes—52.2%
Consumer Discretionary—8.0%
Automobiles—2.0%
Daimler Finance North America LLC, 3.75% Sr. Unsec. Nts., 11/5/21[1]	$4,549,000	$4,566,069
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	1,336,000	1,257,443
General Motors Financial Co., Inc.:
4.15% Sr. Unsec. Nts., 6/19/23	4,593,000	4,479,492
4.20% Sr. Unsec. Nts., 11/6/21	4,217,000	4,217,630
Harley-Davidson Financial Services, Inc., 2.40% Sr. Unsec. Nts., 6/15/20[1]	5,210,000	5,115,398
Hyundai Capital America:
1.75% Sr. Unsec. Nts., 9/27/19[1]	4,062,000	4,010,980
4.125% Sr. Unsec. Nts., 6/8/23[1]	5,286,000	5,297,009
Nissan Motor Acceptance Corp., 3.65% Sr. Unsec. Nts., 9/21/21[1]	5,177,000	5,153,697
Volkswagen Group of America Finance LLC, 4.00% Sr. Unsec. Nts., 11/12/21[1]	4,990,000	5,003,351

		39,101,069
Diversified Consumer Services—0.2%
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	5,228,000	4,933,925
Entertainment—0.2%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	1,983,000	2,161,813
Viacom, Inc., 4.375% Sr. Unsec. Nts., 3/15/43	1,670,000	1,330,009

		3,491,822
Hotels, Restaurants & Leisure—0.5%
Aramark Services, Inc., 5.00% Sr. Unsec. Nts., 4/1/25[1]	4,805,000	4,708,900
Royal Caribbean Cruises Ltd., 2.65% Sr. Unsec. Nts., 11/28/20	4,419,000	4,339,049

		9,047,949
Household Durables—1.0%
DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	5,392,000	5,263,603
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	5,255,000	4,946,269
Newell Brands, Inc., 5.00% Sr. Unsec. Nts., 11/15/23	1,633,000	1,662,577
PulteGroup, Inc., 5.00% Sr. Unsec. Nts., 1/15/27	3,310,000	3,007,962
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	2,711,000	2,555,118
4.875% Sr. Unsec. Nts., 3/15/27	1,445,000	1,314,950

		18,750,479
Internet & Catalog Retail—0.5%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	2,012,000	2,238,543
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	8,575,000	7,915,972

		10,154,515

25        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Media—1.9%
Charter Communications Operating LLC/Charter
Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47	$1,107,000	$1,007,823
Comcast Cable Communications Holdings, Inc., 9.455% Sr.
Unsec. Nts., 11/15/22	5,080,000	6,174,690
Comcast Corp.:
3.95% Sr. Unsec. Nts., 10/15/25	3,497,000	3,543,072
4.00% Sr. Unsec. Nts., 3/1/48	2,784,000	2,546,868
Interpublic Group of Cos., Inc. (The):
3.75% Sr. Unsec. Nts., 10/1/21	4,207,000	4,234,558
4.20% Sr. Unsec. Nts., 4/15/24	5,050,000	5,052,900
Sky Ltd., 3.75% Sr. Unsec. Nts., 9/16/24[1]	2,363,000	2,357,154
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	1,811,000	1,462,446
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	5,176,000	4,761,920
WPP Finance 2010, 3.75% Sr. Unsec. Nts., 9/19/24	5,833,000	5,457,583

		36,599,014

Specialty Retail—1.3%
AutoNation, Inc., 5.50% Sr. Unsec. Nts., 2/1/20	4,973,000	5,082,951
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	689,000	685,685
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	4,811,000	4,962,885
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	4,781,000	4,781,000
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	5,507,000	5,414,105
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	4,650,000	4,126,875

		25,053,501

Textiles, Apparel & Luxury Goods—0.4%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[1]	5,153,000	4,669,906
Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	3,906,000	3,837,645

		8,507,551

Consumer Staples—5.5%
Beverages—1.4%
Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide,
Inc., 3.65% Sr. Unsec. Nts., 2/1/26[1]	3,032,000	2,868,606
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec.
Unsub. Nts., 1/15/39	3,126,000	4,034,297
Bacardi Ltd., 4.70% Sr. Unsec. Nts., 5/15/28[1]	2,674,000	2,575,967
Keurig Dr Pepper, Inc.:
4.057% Sr. Unsec. Nts., 5/25/23[1]	4,929,000	4,913,542
4.597% Sr. Unsec. Nts., 5/25/28[1]	2,695,000	2,681,307
Molson Coors Brewing Co., 2.10% Sr. Unsec. Nts., 7/15/21	5,266,000	5,080,114
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	4,732,000	4,803,991

		26,957,824

26        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Food & Staples Retailing—0.3%
Alimentation Couche-Tard, Inc., 2.35% Sr. Unsec. Nts., 12/13/19[1]	$5,322,000	$5,273,655
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	309,000	308,864
4.45% Sr. Unsec. Nts., 2/1/47	1,486,000	1,308,612

		6,891,131
Food Products—2.7%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	3,613,000	3,172,440
3.50% Sr. Unsec. Nts., 11/24/20	5,278,000	5,266,583
Campbell Soup Co., 3.30% Sr. Unsec. Nts., 3/15/21	5,029,000	5,005,315
Conagra Brands, Inc.:
3.80% Sr. Unsec. Nts., 10/22/21	4,101,000	4,104,971
4.60% Sr. Unsec. Nts., 11/1/25	5,142,000	5,167,930
Kraft Heinz Foods Co.:
2.80% Sr. Unsec. Nts., 7/2/20	5,281,000	5,236,290
3.95% Sr. Unsec. Nts., 7/15/25	2,959,000	2,868,932
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	4,920,000	4,747,800
Mondelez International Holdings Netherlands BV, 2.00% Sr. Unsec. Nts., 10/28/21[1]	5,392,000	5,169,522
Smithfield Foods, Inc.:
2.70% Sr. Unsec. Nts., 1/31/20[1]	2,252,000	2,221,838
3.35% Sr. Unsec. Nts., 2/1/22[1]	2,929,000	2,802,967
Tyson Foods, Inc.:
3.55% Sr. Unsec. Nts., 6/2/27	2,791,000	2,605,367
3.90% Sr. Unsec. Nts., 9/28/23	4,296,000	4,294,344

		52,664,299
Tobacco—1.1%
Altria Group, Inc., 4.00% Sr. Unsec. Nts., 1/31/24	3,823,000	3,761,048
BAT Capital Corp.:
2.297% Sr. Unsec. Nts., 8/14/20	5,176,000	5,054,635
3.557% Sr. Unsec. Nts., 8/15/27	2,912,000	2,591,257
Imperial Brands Finance plc, 3.75% Sr. Unsec. Nts., 7/21/22[1]	5,217,000	5,178,994
Imperial Tobacco Finance plc, 2.95% Sr. Unsec. Nts., 7/21/20[1]	3,937,000	3,879,019

		20,464,953
Energy—3.9%
Energy Equipment & Services—0.4%
Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	1,193,000	1,185,633
Helmerich & Payne, Inc., 4.65% Sr. Unsec. Nts., 3/15/25[1]	2,440,000	2,492,179
Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[1]	2,890,000	2,858,186

		6,535,998
Oil, Gas & Consumable Fuels—3.5%
Anadarko Petroleum Corp., 4.50% Sr. Unsec. Nts., 7/15/44	1,362,000	1,159,689

27        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.25%
Sr. Unsec. Nts., 12/1/27	$2,579,000	$2,440,414
Apache Corp., 4.375% Sr. Unsec. Nts., 10/15/28	3,972,000	3,719,780
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	4,870,000	4,854,187
4.50% Sr. Unsec. Nts., 6/1/25	2,681,000	2,705,042
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	461,000	494,000
5.95% Sr. Unsec. Nts., 3/15/46	1,080,000	1,320,515
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	1,153,000	1,001,679
Energy Transfer LP, 4.25% Sr. Sec. Nts., 3/15/23	4,125,000	3,980,625
Energy Transfer Operating LP, 5.30% Sr. Unsec. Nts., 4/15/47	1,501,000	1,329,056
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	987,000	954,801
4.90% Sr. Unsec. Nts., 5/15/46	779,000	758,309
EQT Corp., 2.50% Sr. Unsec. Nts., 10/1/20	5,403,000	5,284,506
Kinder Morgan Energy Partners LP, 5.80% Sr. Unsec. Nts., 3/1/21	2,082,000	2,173,773
Kinder Morgan, Inc.:
5.20% Sr. Unsec. Nts., 3/1/48	1,282,000	1,231,495
5.55% Sr. Unsec. Nts., 6/1/45	2,233,000	2,221,796
Marathon Petroleum Corp., 3.80% Sr. Unsec. Nts., 4/1/28[3]	4,448,000	4,184,663
ONEOK Partners LP, 8.625% Sr. Unsec. Nts., 3/1/19	3,216,000	3,238,909
Pioneer Natural Resources Co., 3.45% Sr. Unsec. Nts., 1/15/21	5,100,000	5,087,002
Sabine Pass Liquefaction LLC:
4.20% Sr. Sec. Nts., 3/15/28	2,699,000	2,588,015
5.625% Sr. Sec. Nts., 2/1/21	4,074,000	4,198,388
Shell International Finance BV, 4.00% Sr. Unsec. Nts., 5/10/46	1,860,000	1,803,147
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec.
Nts., 10/1/27	3,373,000	3,100,043
TransCanada PipeLines Ltd., 7.625% Sr. Unsec. Nts., 1/15/39	1,144,000	1,430,390
Williams Cos., Inc. (The):
3.70% Sr. Unsec. Unsub. Nts., 1/15/23	5,303,000	5,179,546
3.75% Sr. Unsec. Nts., 6/15/27	2,175,000	2,065,807

		68,505,577
Financials—14.1%
Capital Markets—3.0%
Bank of New York Mellon Corp. (The), 3.00% Sub. Nts., 10/30/28	1,759,000	1,618,624
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[1]	1,925,000	1,816,140
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	4,078,000	3,983,554
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	3,175,000	3,117,415
Credit Suisse Group AG, 3.869% [US0003M+141] Sr. Unsec.
Nts., 1/12/29[1,2]	2,980,000	2,779,128

28        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Capital Markets (Continued)
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec.
Nts., 4/17/26	$2,435,000	$2,415,720
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub.
Perpetual Bonds[2,11]	5,120,000	4,620,800
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	2,654,000	2,455,147
3.691% [US0003M+151] Sr. Unsec. Nts., 6/5/28[2]	1,000,000	930,878
3.75% Sr. Unsec. Nts., 2/25/26	2,550,000	2,416,282
4.017% [US0003M+137.3] Sr. Unsec. Nts., 10/31/38[2]	1,903,000	1,677,230
Macquarie Group Ltd., 3.763% [US0003M+137.2] Sr. Unsec.
Nts., 11/28/28[1,2]	4,109,000	3,782,334
Morgan Stanley:
3.95% Sub. Nts., 4/23/27	1,200,000	1,133,939
4.375% Sr. Unsec. Nts., 1/22/47	3,662,000	3,478,884
5.00% Sub. Nts., 11/24/25	4,427,000	4,522,658
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	4,926,000	4,679,700
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[2]	1,993,000	1,856,863
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	2,653,000	2,505,558
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	3,298,000	3,159,531
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[1]	2,732,000	2,718,269
4.253% Sr. Unsec. Nts., 3/23/28[1]	1,954,000	1,929,742

		57,598,396
Commercial Banks—7.0%
ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[2,12]	6,000,000	5,882,028
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	4,525,000	4,189,200
3.593% [US0003M+137] Sr. Unsec. Nts., 7/21/28[2]	600,000	569,933
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[2]	3,221,000	3,129,576
4.271% [US0003M+131] Sr. Unsec. Nts., 7/23/29[2]	4,245,000	4,232,580
7.75% Jr. Sub. Nts., 5/14/38	3,847,000	4,994,039
Bank of Ireland Group plc, 4.50% Sr. Unsec. Nts., 11/25/23[1]	4,179,000	4,098,333
BNP Paribas SA:
4.40% Sr. Unsec. Nts., 8/14/28[1]	1,900,000	1,859,194
4.625% Sub. Nts., 3/13/27[1]	2,974,000	2,893,118
BPCE SA, 4.50% Sub. Nts., 3/15/25[1]	2,943,000	2,853,078
Citigroup, Inc.:
4.075% [US0003M+119.2] Sr. Unsec. Nts., 4/23/29[2]	4,219,000	4,122,209
4.281% [US0003M+183.9] Sr. Unsec. Nts., 4/24/48[2]	4,210,000	3,910,115
4.75% Sub. Nts., 5/18/46	1,946,000	1,803,568
Citizens Bank NA (Providence RI), 2.65% Sr. Unsec. Nts., 5/26/22	1,014,000	985,929
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	4,408,000	4,227,094
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[1]	4,978,000	4,826,027
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	2,461,000	2,427,784

29        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Commercial Banks (Continued)
First Republic Bank, 4.375% Sub. Nts., 8/1/46	$2,132,000	$1,977,496
HSBC Holdings plc:
3.95% [US0003M+98.72] Sr. Unsec. Nts., 5/18/24[2]	1,709,000	1,700,685
4.041% [US0003M+154.6] Sr. Unsec. Nts., 3/13/28[2]	2,142,000	2,052,580
4.583% [US0003M+153.46] Sr. Unsec. Nts., 6/19/29[2]	2,854,000	2,833,903
Huntington Bancshares, Inc., 4.00% Sr. Unsec. Nts., 5/15/25	5,274,000	5,309,253
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[2]	4,302,000	4,108,660
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[2]	7,898,000	7,678,782
3.797% [US0003M+89] Sr. Unsec. Nts., 7/23/24[2]	5,275,000	5,287,483
4.26% [US0003M+158] Sr. Unsec. Nts., 2/22/48[2]	1,665,000	1,554,455
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	3,357,000	3,224,992
KeyCorp, 4.15% Sr. Unsec. Nts., 10/29/25	1,722,000	1,751,691
Lloyds Banking Group plc:
6.413% [US0003M+149.5] Jr. Sub. Perpetual Bonds1,2,11	214,000	209,720
6.657% [US0003M+127] Jr. Sub. Perpetual Bonds1,2,11	2,718,000	2,678,915
Nordea Bank Abp, 4.625% [USSW5+169] Sub. Nts., 9/13/33[1,2]	1,874,000	1,823,295
PNC Bank NA, 4.05% Sub. Nts., 7/26/28	3,718,000	3,741,581
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec.
Nts., 5/19/27	3,749,000	3,583,409
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	2,893,000	2,793,339
Royal Bank of Canada, 3.70% Sr. Unsec. Nts., 10/5/23	4,593,000	4,614,117
SunTrust Bank (Atlanta GA):
3.30% Sub. Nts., 5/15/26	1,798,000	1,706,358
4.05% Sr. Unsec. Nts., 11/3/25	2,281,000	2,322,875
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	2,818,000	2,662,982
Toronto-Dominion Bank (The), 3.50% Sr. Unsec. Nts., 7/19/23	4,222,000	4,253,460
US Bancorp:
3.10% Sub. Nts., 4/27/26	3,338,000	3,165,360
3.15% Sr. Unsec. Nts., 4/27/27	1,004,000	963,395
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[2]	4,142,000	3,983,125
4.75% Sub. Nts., 12/7/46	2,512,000	2,427,428

		135,413,144
Consumer Finance—0.8%
American Express Co., 2.50% Sr. Unsec. Nts., 8/1/22	1,728,000	1,669,157
American Express Credit Corp., 3.30% Sr. Unsec. Nts., 5/3/27	3,103,000	3,022,822
Capital One Financial Corp., 3.75% Sr. Unsec. Nts., 3/9/27	1,666,000	1,550,885
Discover Bank:
3.10% Sr. Unsec. Nts., 6/4/20	4,095,000	4,067,746
4.65% Sr. Unsec. Nts., 9/13/28	1,945,000	1,899,548
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25	1,743,000	1,669,783
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[1]	2,975,000	2,984,606

		16,864,547

30        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Diversified Financial Services—0.4%
Berkshire Hathaway Energy Co., 3.80% Sr. Unsec. Nts., 7/15/48	$1,172,000	$1,056,162
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	1,973,000	1,917,211
Voya Financial, Inc., 5.65% [US0003M+358] Jr. Sub. Nts., 5/15/53[2]	4,857,000	4,576,751

		7,550,124
Insurance—1.5%
Aflac, Inc., 4.75% Sr. Unsec. Nts., 1/15/49	1,786,000	1,827,243
AXA Equitable Holdings, Inc., 4.35% Sr. Unsec. Nts., 4/20/28[1]	2,823,000	2,674,336
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	2,591,000	2,496,823
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	2,509,000	2,547,243
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27	1,096,000	928,224
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	3,950,000	3,683,922
Hartford Financial Services Group, Inc. (The), 4.40% Sr. Unsec. Nts., 3/15/48	3,111,000	2,917,176
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	3,096,000	3,010,252
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[2]	3,321,000	3,138,751
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	1,731,000	1,622,842
Prudential Financial, Inc.:
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[2]	3,954,000	3,706,875
5.375% [US0003M+303.1] Jr. Sub. Nts., 5/15/45[2]	887,000	833,425

		29,387,112
Real Estate Investment Trusts (REITs)—1.4%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	871,000	864,474
3.00% Sr. Unsec. Nts., 6/15/23	4,354,000	4,193,137
4.00% Sr. Unsec. Nts., 6/1/25	2,732,000	2,685,150
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	2,856,000	2,925,089
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27	2,451,000	2,277,613
Digital Realty Trust LP:
3.40% Sr. Unsec. Nts., 10/1/20	445,000	443,684
5.875% Sr. Unsec. Nts., 2/1/20	1,846,000	1,883,605
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	4,625,000	4,700,156
VEREIT Operating Partnership LP:
3.00% Sr. Unsec. Nts., 2/6/19	1,619,000	1,618,066
4.625% Sr. Unsec. Nts., 11/1/25	5,190,000	5,209,392

		26,800,366
Health Care—5.1%
Biotechnology—1.2%
AbbVie, Inc.:
3.75% Sr. Unsec. Nts., 11/14/23	5,223,000	5,201,986
4.25% Sr. Unsec. Nts., 11/14/28	3,879,000	3,775,566
Amgen, Inc., 4.563% Sr. Unsec. Nts., 6/15/48	1,437,000	1,383,553

31        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Biotechnology (Continued)
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	$1,407,000	$1,453,983
Celgene Corp., 3.875% Sr. Unsec. Nts., 8/15/25	3,247,000	3,131,675
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	2,188,000	2,178,547
Shire Acquisitions Investments Ireland DAC, 2.40% Sr. Unsec. Nts., 9/23/21	5,388,000	5,213,274

		22,338,584

Health Care Equipment & Supplies—0.4%
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	4,293,000	4,229,022
3.70% Sr. Unsec. Nts., 6/6/27	4,151,000	3,931,251
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	179,000	167,365

		8,327,638

Health Care Providers & Services—1.5%
Cigna Corp., 3.75% Sr. Sec. Nts., 7/15/23[1]	4,052,000	4,042,429
Cigna Holding Co., 5.125% Sr. Unsec. Nts., 6/15/20	4,432,000	4,546,293
CVS Health Corp.:
2.125% Sr. Unsec. Nts., 6/1/21	5,164,000	4,998,450
5.05% Sr. Unsec. Nts., 3/25/48	4,706,000	4,600,426
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	6,409,000	6,686,292
McKesson Corp., 3.65% Sr. Unsec. Nts., 11/30/20	4,633,000	4,656,355

		29,530,245

Life Sciences Tools & Services—0.5%
IQVIA, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[1]	4,833,000	4,633,639
Life Technologies Corp., 6.00% Sr. Unsec. Nts., 3/1/20	3,768,000	3,874,095
Thermo Fisher Scientific, Inc., 4.15% Sr. Unsec. Nts., 2/1/24	2,063,000	2,091,904

		10,599,638

Pharmaceuticals—1.5%
Allergan Funding SCS, 3.00% Sr. Unsec. Nts., 3/12/20	5,175,000	5,155,885
Bayer US Finance II LLC:
3.875% Sr. Unsec. Nts., 12/15/23[1]	5,258,000	5,168,013
4.375% Sr. Unsec. Nts., 12/15/28[1]	3,779,000	3,617,412
Elanco Animal Health, Inc., 4.90% Sr. Unsec. Nts., 8/28/28[1]	2,298,000	2,344,145
Mylan NV, 3.15% Sr. Unsec. Nts., 6/15/21	5,188,000	5,083,348
Takeda Pharmaceutical Co. Ltd.:
4.00% Sr. Unsec. Nts., 11/26/21[1]	4,523,000	4,587,519
5.00% Sr. Unsec. Nts., 11/26/28[1]	2,587,000	2,648,872

		28,605,194

Industrials—3.5%
Aerospace & Defense—1.0%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	4,089,000	4,061,990
Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27	3,075,000	2,871,835
L3 Technologies, Inc., 3.85% Sr. Unsec. Nts., 6/15/23	5,301,000	5,314,213

32        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Aerospace & Defense (Continued)
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	$2,760,000	$2,803,840
United Technologies Corp.:
3.35% Sr. Unsec. Nts., 8/16/21	1,293,000	1,290,250
3.95% Sr. Unsec. Nts., 8/16/25	3,232,000	3,213,050

		19,555,178

Air Freight & Couriers—0.1%
CH Robinson Worldwide, Inc., 4.20% Sr. Unsec. Nts., 4/15/28	2,673,000	2,687,073

Building Products—0.5%
Allegion US Holding Co., Inc., 3.55% Sec. Nts., 10/1/27	4,291,000	3,996,881
Fortune Brands Home & Security, Inc., 4.00% Sr. Unsec. Nts., 9/21/23	4,958,000	4,910,349

		8,907,230

Electrical Equipment—0.2%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	4,415,000	4,310,144

Industrial Conglomerates—0.3%
GE Capital International Funding Co. Unlimited Co., 3.373% Sr. Unsec. Nts., 11/15/25	1,652,000	1,470,366
Roper Technologies, Inc., 3.65% Sr. Unsec. Nts., 9/15/23	5,226,000	5,235,055

		6,705,421

Machinery—0.2%
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	465,000	459,493
Nvent Finance Sarl, 4.55% Sr. Unsec. Nts., 4/15/28	2,620,000	2,573,287

		3,032,780
Professional Services—0.2%
IHS Markit Ltd., 4.125% Sr. Unsec. Nts., 8/1/23	3,316,000	3,286,322

Road & Rail—0.5%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[1]	4,245,000	3,976,081
Ryder System, Inc.:
3.50% Sr. Unsec. Nts., 6/1/21	1,241,000	1,243,200
3.75% Sr. Unsec. Nts., 6/9/23	5,250,000	5,222,699

		10,441,980

Trading Companies & Distributors—0.5%
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	1,679,000	1,548,361
3.625% Sr. Unsec. Nts., 4/1/27	1,765,000	1,582,189
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	4,225,000	3,889,599
United Rentals North America, Inc., 4.625% Sr. Unsec. Nts., 10/15/25	2,670,000	2,389,650

		9,409,799

33        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Information Technology—3.3%
Communications Equipment—0.2%
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28	$3,917,000	$3,839,259
Electronic Equipment, Instruments, & Components—0.4%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	3,969,000	3,624,265
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	631,000	626,267
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	3,740,000	3,518,144

		7,768,676

IT Services—0.7%
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	2,944,000	2,919,052
4.75% Sr. Unsec. Nts., 4/15/27	3,922,000	3,944,364
Fidelity National Information Services, Inc., 4.25% Sr. Unsec.
Nts., 5/15/28	2,695,000	2,683,994
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	2,683,000	2,526,179
5.25% Sr. Unsec. Nts., 4/1/25	1,611,000	1,600,931

		13,674,520

Semiconductors & Semiconductor Equipment—0.6%
Intel Corp., 3.734% Sr. Unsec. Nts., 12/8/47	1,479,000	1,372,416
Microchip Technology, Inc., 3.922% Sr. Sec. Nts., 6/1/21[1]	5,261,000	5,221,619
NXP BV/NXP Funding LLC, 4.125% Sr. Unsec. Nts., 6/1/21[1]	4,874,000	4,825,260

		11,419,295

Software—0.9%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	1,675,000	1,695,486
Dell International LLC/EMC Corp.:
4.42% Sr. Sec. Nts., 6/15/21[1]	4,891,000	4,888,779
6.02% Sr. Sec. Nts., 6/15/26[1]	3,118,000	3,138,047
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	2,188,000	2,188,000
Oracle Corp., 2.95% Sr. Unsec. Nts., 5/15/25	3,127,000	2,996,287
VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	600,000	587,806
3.90% Sr. Unsec. Nts., 8/21/27	2,677,000	2,380,099

		17,874,504

Technology Hardware, Storage & Peripherals—0.5%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	3,263,000	3,326,197
Hewlett Packard Enterprise Co., 3.60% Sr. Unsec. Nts., 10/15/20	5,252,000	5,266,814

		8,593,011

Materials—3.3%
Chemicals—1.8%
Dow Chemical Co. (The), 4.55% Sr. Unsec. Nts., 11/30/25[1]	3,353,000	3,417,538
DowDuPont, Inc.:
3.766% Sr. Unsec. Nts., 11/15/20	4,526,000	4,570,522

34        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Chemicals (Continued)
DowDuPont, Inc.: (Continued) 5.419% Sr. Unsec. Nts., 11/15/48	$2,045,000	$2,135,389
Eastman Chemical Co., 3.50% Sr. Unsec. Nts., 12/1/21	2,135,000	2,147,081
LyondellBasell Industries NV, 5.00% Sr. Unsec. Nts., 4/15/19	3,753,000	3,757,157
Nutrien Ltd.:
3.375% Sr. Unsec. Nts., 3/15/25	4,621,000	4,349,280
4.875% Sr. Unsec. Nts., 3/30/20	780,000	793,730
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	3,940,000	3,821,800
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	3,050,000	3,023,722
6.125% Sr. Unsec. Nts., 10/15/19	4,230,000	4,307,886
Yara International ASA, 4.75% Sr. Unsec. Nts., 6/1/28[1]	2,688,000	2,685,787

		35,009,892

Construction Materials—0.3%
James Hardie International Finance DAC, 4.75% Sr. Unsec.
Nts., 1/15/25[1]	3,252,000	2,971,515
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	2,593,000	2,369,953

		5,341,468

Containers & Packaging—0.4%
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	745,000	732,956
4.50% Sr. Unsec. Nts., 11/1/23	4,011,000	4,115,527
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	3,315,000	3,107,813

		7,956,296

Metals & Mining—0.7%
Anglo American Capital plc:
3.625% Sr. Unsec. Nts., 9/11/24[1]	1,368,000	1,292,385
4.00% Sr. Unsec. Nts., 9/11/27[1]	2,200,000	1,990,030
ArcelorMittal, 6.125% Sr. Unsec. Nts., 6/1/25	4,565,000	4,784,491
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	1,490,000	1,484,016
Steel Dynamics, Inc., 4.125% Sr. Unsec. Nts., 9/15/25	3,868,000	3,573,065

		13,123,987

Paper & Forest Products—0.1%
Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[1]	964,000	973,690
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	2,196,000	2,124,630

		3,098,320

Telecommunication Services—2.1%
Diversified Telecommunication Services—1.7%
AT&T, Inc.:
4.30% Sr. Unsec. Nts., 2/15/30	3,909,000	3,704,474
4.35% Sr. Unsec. Nts., 6/15/45	1,852,000	1,572,822
4.50% Sr. Unsec. Nts., 3/9/48	2,268,000	1,962,828

35        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
British Telecommunications plc:
4.50% Sr. Unsec. Nts., 12/4/23	$3,235,000	$3,282,163
9.625% Sr. Unsec. Nts., 12/15/30	4,509,000	6,110,230
Deutsche Telekom International Finance BV, 4.375% Sr.
Unsec. Nts., 6/21/28[1]	2,515,000	2,482,544
Telefonica Emisiones SA:
4.103% Sr. Unsec. Nts., 3/8/27	1,424,000	1,375,431
5.213% Sr. Unsec. Nts., 3/8/47	2,144,000	1,971,997
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	4,494,000	4,595,115
Verizon Communications, Inc.:
4.125% Sr. Unsec. Nts., 8/15/46	2,250,000	1,995,647
4.522% Sr. Unsec. Nts., 9/15/48	3,066,000	2,887,743

		31,940,994

Wireless Telecommunication Services—0.4%
Vodafone Group plc:
3.75% Sr. Unsec. Nts., 1/16/24	5,215,000	5,145,555
4.375% Sr. Unsec. Nts., 5/30/28	2,638,000	2,565,437

		7,710,992

Utilities—3.4%
Electric Utilities—2.4%
AEP Texas, Inc., 3.95% Sr. Unsec. Nts., 6/1/28[1]	2,694,000	2,704,782
Duke Energy Corp.:
3.15% Sr. Unsec. Nts., 8/15/27	2,714,000	2,543,859
3.75% Sr. Unsec. Nts., 9/1/46	1,111,000	965,818
Edison International:
2.125% Sr. Unsec. Nts., 4/15/20	2,127,000	2,070,882
2.95% Sr. Unsec. Nts., 3/15/23	3,255,000	3,077,577
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	3,689,000	3,460,839
Electricite de France SA, 4.50% Sr. Unsec. Nts., 9/21/28[1]	2,675,000	2,597,304
Emera US Finance LP, 2.70% Sr. Unsec. Nts., 6/15/21	2,866,000	2,793,572
Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	1,118,000	1,121,110
Eversource Energy, 4.25% Sr. Unsec. Nts., 4/1/29	2,505,000	2,557,002
Exelon Corp.:
2.45% Sr. Unsec. Nts., 4/15/21	2,432,000	2,379,806
4.45% Sr. Unsec. Nts., 4/15/46	1,494,000	1,428,325
FirstEnergy Corp., 3.90% Sr. Unsec. Nts., 7/15/27	2,896,000	2,811,479
Indiana Michigan Power Co., 4.25% Sr. Unsec. Nts., 8/15/48	1,247,000	1,232,576
Mid-Atlantic Interstate Transmission LLC, 4.10% Sr. Unsec.
Nts., 5/15/28[1]	2,698,000	2,685,567
NextEra Energy Operating Partners LP, 4.25% Sr. Unsec. Nts., 9/15/24[1]	386,000	358,497
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	500,000	512,592
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr.
Unsec. Unsub. Nts., 5/1/21[1]	4,885,000	5,046,389
TECO Finance, Inc., 5.15% Sr. Unsec. Nts., 3/15/20	2,620,000	2,679,787

36        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Electric Utilities (Continued)
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	$2,876,000	$2,869,132
		45,896,895
Independent Power and Renewable Electricity Producers—0.1%
PSEG Power LLC, 3.00% Sr. Unsec. Nts., 6/15/21	1,440,000	1,417,024
Multi-Utilities—0.9%
CenterPoint Energy Resources Corp., 4.50% Sr. Unsec. Nts., 1/15/21	1,942,000	1,981,820
CenterPoint Energy, Inc.:
3.60% Sr. Unsec. Nts., 11/1/21	3,241,000	3,249,797
4.25% Sr. Unsec. Nts., 11/1/28	2,368,000	2,405,781
Dominion Energy, Inc.:
2.579% Jr. Sub. Nts., 7/1/20	5,060,000	4,981,836
4.90% Sr. Unsec. Nts., 8/1/41	1,995,000	1,987,321
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	3,471,000	3,423,293

		18,029,848

Total Corporate Bonds and Notes (Cost $1,039,610,589)		1,011,705,503

Short-Term Notes—7.4%
Alliant Energy Corp., 2.501%, 1/4/19[13]	5,000,000	4,998,525
Ameren Illinois Co., 2.70%, 1/2/19[13]	1,100,000	1,099,835
Avery Dennison, 2.70%, 1/2/1913,[14]	1,900,000	1,899,715
BP Capital Markets plc, 2.516%, 1/18/19[13,14]	3,000,000	2,996,399
Clorox Co. (The), 2.65%, 1/2/19[1,13,14]	1,650,000	1,649,772
ENI Finance USA Co., 2.722%, 1/11/19[13,14]	8,600,000	8,592,866
ERAC USA Finance Co., 2.903%, 1/10/19[1,13,14]	8,600,000	8,593,488
Eversource Energy, 2.752%, 1/7/19[13,14]	8,600,000	8,595,593
Glencore Funding LLC:
2.789%, 1/7/19[13,14]	4,200,000	4,197,766
3.002%, 1/3/19[13,14]	4,400,000	4,399,003
International Paper Co., 2.852%, 1/3/19[1,13,14]	4,800,000	4,798,948
McKesson Corp., 3.157%, 1/22/19[1,13,14]	8,700,000	8,684,890
Mohawk Industries, Inc., 2.913%, 1/2/19[1,13,14]	8,700,000	8,698,736
NetApp Inc., 2.887%, 1/29/19[1,13,14]	7,710,000	7,692,063
Northrop Grumman Corp., 2.698%, 1/16/19[1,13,14]	4,100,000	4,094,949
Southern Company Funding Corp., 2.902%, 1/7/19[13,14]	8,600,000	8,595,510
Southwestern Public Service Co., 2.70%, 1/2/19[13,14]	8,700,000	8,698,695
Telus Corp., 2.85%, 1/16/19[1,13]	8,750,000	8,740,302
Tyco Electronics Group SA, 2.914%, 1/2/19[1,13,14]	8,700,000	8,698,736
United Technologies Corp., 3.047%, 1/23/19[1,13,14]	8,600,000	8,584,351
VF Corp., 2.853%, 1/11/19[1,13,14]	7,820,000	7,813,632
Walgreens Boots Alliance, Inc., 2.925%, 1/7/19[13]	8,700,000	8,695,458
Western Union Co. (The), 2.801%, 1/3/19[1,13,14]	3,106,000	3,105,319

Total Short-Term Notes (Cost $143,930,330)		143,924,551

37        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Investment Company—1.9%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[15,16] (Cost $37,424,899)	37,424,899	$37,424,899
Total Investments, at Value (Cost $2,560,030,304)	130.8%	2,535,311,469
Net Other Assets (Liabilities)	(30.8)	(596,623,023)

Net Assets	100.0%	$1,938,688,446

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

These securities amount to $557,590,442 or 28.76% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Restricted security. The aggregate value of restricted securities at period end was $7,737,542, which represents

0.40% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22	1/30/18	$3,564,692	$3,552,879	$(11,813)
Marathon Petroleum Corp., 3.80% Sr.
Unsec. Nts., 4/1/28	7/25/18	4,240,374	4,184,663	(55,711)

		$7,805,066	$7,737,542	$(67,524)

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $23,431,199 or 1.21% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $72,505 or 0.00% of the Fund’s net assets at period end.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

8. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying

Notes.

9. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,929,171. See Note 6 of the accompanying Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

38        OPPENHEIMER TOTAL RETURN BOND FUND

Footnotes to Statement of Investments (Continued)

12. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $5,882,028 or 0.30% of the Fund’s net assets at period end.

13. Current yield as of period end.

14. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $120,390,431 or 6.21% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

15. Rate shown is the 7-day yield at period end.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares December 31, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	40,200,770	1,813,723,105	1,816,498,976	37,424,899

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$37,424,899	$774,417	$—	$—

Futures Contracts as of December 31, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)

United States Treasury Long Bonds	Buy	3/20/19	166	USD 23,279	$24,236,000	$957,466
United States Treasury Nts., 10 yr.	Sell	3/20/19	1,161	USD 140,739	141,660,141	(921,618)
United states Treasury Nts., 2 yr.	Sell	3/29/19	176	USD 37,220	37,367,000	(146,583)
United States Treasury Nts., 5 yr.	Sell	3/29/19	582	USD 65,646	66,748,125	(1,102,132)
United States Ultra Bonds	Buy	3/20/19	977	USD 148,744	156,961,156	8,216,675

						$7,003,808

Glossary: Definitions
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

39        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

Definitions (Continued)
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

40        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,522,605,405)	$2,497,886,570
Affiliated companies (cost $37,424,899)	37,424,899

2,535,311,469
Cash	1,674,487
Cash used for collateral on forward roll transactions	498,000
Receivables and other assets:
Investments sold (including $243,050,913 sold on a when-issued or delayed delivery basis)	245,728,849
Interest, dividends and principal paydowns	12,177,744
Shares of beneficial interest sold	4,014,468
Variation margin receivable	654,122
Other	200,210

Total assets	2,800,259,349
Liabilities
Payables and other liabilities:
Investments purchased (including $846,044,554 purchased on a when-issued or delayed delivery basis)	854,784,856
Shares of beneficial interest redeemed	4,914,676
Dividends	862,021
Variation margin payable	623,766
Trustees’ compensation	134,665
Distribution and service plan fees	131,987
Shareholder communications	14,554
Other	104,378

Total liabilities	861,570,903
Net Assets	$1,938,688,446

Composition of Net Assets
Par value of shares of beneficial interest	$295,534
Additional paid-in capital	2,017,138,690
Total accumulated loss	(78,745,778)

Net Assets	$1,938,688,446

41        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $478,723,387 and 72,854,129 shares of beneficial interest outstanding)	$6.57

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$6.90

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $91,595,828 and 13,925,723 shares of beneficial interest outstanding)	$6.58

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $902,457,458 and 137,463,927 shares of beneficial interest outstanding)	$6.57

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $52,539,131 and 7,998,768 shares of beneficial interest outstanding)	$6.57

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $413,372,642 and 63,291,591 shares of beneficial interest outstanding)	$6.53

See accompanying Notes to Financial Statements.

42        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT

OF OPERATIONS For the Year Ended December 31, 2018

Investment Income
Interest (net of foreign withholding taxes of $12,960)	$69,441,492
Fee income on when-issued securities	10,838,040
Dividends from affiliated companies	774,417
Total investment income	81,053,949

Expenses
Management fees	7,263,095
Distribution and service plan fees:
Class A	1,239,288
Class B1	3,067
Class C	988,807
Class R	281,718
Transfer and shareholder servicing agent fees:
Class A	865,711
Class B1	525
Class C	168,939
Class I	298,972
Class R	96,712
Class Y	683,711
Shareholder communications:
Class A	32,855
Class B1	164
Class C	7,611
Class I	3,110
Class R	3,228
Class Y	14,414
Trustees’ compensation	92,013
Custodian fees and expenses	70,607
Borrowing fees	61,934
Other	268,958
Total expenses	12,445,439
Less reduction to custodian expenses	(1,525)
Less waivers and reimbursements of expenses	(742,244)
Net expenses	11,701,670

Net Investment Income	69,352,279

43        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT

OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	$(36,314,384)
Futures contracts	(10,775,579)
Swap contracts	(38,169)
Swaption contracts written	141,938
Net realized loss	(46,986,194)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in unaffiliated companies	(48,762,375)
Futures contracts	5,272,468
Net change in unrealized appreciation/(depreciation)	(43,489,907)

Net Decrease in Net Assets Resulting from Operations	$(21,123,822)

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

44        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017[1]
Operations
Net investment income	$69,352,279	$ 48,617,934
Net realized gain (loss)	(46,986,194)	5,526,752
Net change in unrealized appreciation/(depreciation)	(43,489,907)	21,751,540
Net increase (decrease) in net assets resulting from operations	(21,123,822)	75,896,226

Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	(16,250,373)	(16,718,573)
Class B2	(6,305)	(57,323)
Class C	(2,376,012)	(2,214,788)
Class I	(35,356,121)	(23,512,132)
Class R	(1,646,902)	(1,547,383)
Class Y	(14,119,764)	(6,706,714)
Total dividends and distributions declared	(69,755,477)	(50,756,913)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(59,671,180)	(57,873,340)
Class B2	(1,502,034)	(3,889,996)
Class C	(13,721,545)	(19,436,187)
Class I	(47,424,178)	368,769,334
Class R	(6,601,576)	(3,088,015)
Class Y	86,216,398	163,984,247
Total beneficial interest transactions	(42,704,115)	448,466,043

Net Assets
Total increase (decrease)	(133,583,414)	473,605,356
Beginning of period	2,072,271,860	1,598,666,504
End of period	$1,938,688,446	$ 2,072,271,860

1. Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note

2– New Accounting Pronouncements for further details.

2. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

45        OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$6.86	$6.76	$6.74	$6.92	$6.70
Income (loss) from investment operations:
Net investment income[1]	0.21	0.18	0.17	0.21	0.22
Net realized and unrealized gain (loss)	(0.29)	0.11	0.02	(0.17)	0.23
Total from investment operations	(0.08)	0.29	0.19	0.04	0.45
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.19)	(0.17)	(0.22)	(0.23)
Net asset value, end of period	$6.57	$6.86	$6.76	$6.74	$6.92

Total Return, at Net Asset Value[2]	(1.12)%	4.29%	2.75%	0.51%	6.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$478,723	$561,713	$610,368	$508,179	$480,765
Average net assets (in thousands)	$508,876	$612,318	$596,259	$493,868	$412,758
Ratios to average net assets:[3]
Net investment income	3.18%	2.62%	2.41%	3.02%	3.23%
Expenses excluding specific expenses listed below	0.80%	0.87%	0.94%	0.95%	0.97%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	0.80%	0.87%	0.94%	0.95%	0.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.77%	0.85%	0.85%	0.88%
Portfolio turnover rate[6]	64%	86%	80%	85%	137%

46        OPPENHEIMER TOTAL RETURN BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	0.80%
Year Ended December 31, 2017	0.87%
Year Ended December 31, 2016	0.95%
Year Ended December 31, 2015	0.96%
Year Ended December 31, 2014	0.98%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2018	$10,593,719,030	$10,775,658,902
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805

See accompanying Notes to Financial Statements.

47        OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$6.87	$6.77	$6.75	$6.93	$6.71
Income (loss) from investment operations:
Net investment income[1]	0.16	0.12	0.11	0.15	0.17
Net realized and unrealized gain (loss)	(0.29)	0.11	0.02	(0.17)	0.23
Total from investment operations	(0.13)	0.23	0.13	(0.02)	0.40
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.13)	(0.11)	(0.16)	(0.18)
Net asset value, end of period	$6.58	$6.87	$6.77	$6.75	$6.93

Total Return, at Net Asset Value[2]	(1.90)%	3.43%	1.92%	(0.30)%	5.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$91,596	$109,888	$127,465	$123,612	$111,342
Average net assets (in thousands)	$99,301	$116,477	$136,900	$117,611	$99,536
Ratios to average net assets:[3]
Net investment income	2.38%	1.79%	1.60%	2.20%	2.47%
Expenses excluding specific expenses listed below	1.55%	1.63%	1.69%	1.71%	1.72%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	1.55%	1.63%	1.69%	1.71%	1.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%[6]	1.60%	1.65%	1.65%	1.65%
Portfolio turnover rate[7]	64%	86%	80%	85%	137%

48        OPPENHEIMER TOTAL RETURN BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	1.55%
Year Ended December 31, 2017	1.63%
Year Ended December 31, 2016	1.70%
Year Ended December 31, 2015	1.72%
Year Ended December 31, 2014	1.73%

6. Waiver was less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2018	$10,593,719,030	$10,775,658,902
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805

See accompanying Notes to Financial Statements.

49        OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$6.86	$6.75	$6.74	$6.92	$6.70
Income (loss) from investment operations:
Net investment income[1]	0.23	0.20	0.19	0.23	0.25
Net realized and unrealized gain (loss)	(0.28)	0.12	0.01	(0.17)	0.22
Total from investment operations	(0.05)	0.32	0.20	0.06	0.47
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.21)	(0.19)	(0.24)	(0.25)
Net asset value, end of period	$6.57	$6.86	$6.75	$6.74	$6.92

Total Return, at Net Asset Value[2]	(0.77)%	4.81%	2.96%	0.85%	7.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$902,457	$993,755	$614,674	$598,204	$581,836
Average net assets (in thousands)	$996,440	$757,851	$621,576	$592,163	$559,118
Ratios to average net assets:[3]
Net investment income	3.53%	2.98%	2.77%	3.35%	3.60%
Expenses excluding specific expenses listed below	0.41%	0.43%	0.50%	0.51%	0.53%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	0.41%	0.43%	0.50%	0.51%	0.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.40%	0.42%	0.49%	0.50%	0.52%
Portfolio turnover rate[6]	64%	86%	80%	85%	137%

50        OPPENHEIMER TOTAL RETURN BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	0.41%
Year Ended December 31, 2017	0.43%
Year Ended December 31, 2016	0.51%
Year Ended December 31, 2015	0.52%
Year Ended December 31, 2014	0.54%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2018	$10,593,719,030	$10,775,658,902
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805

See accompanying Notes to Financial Statements.

51        OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$6.86	$6.76	$6.74	$6.92	$6.70
Income (loss) from investment operations:
Net investment income[1]	0.19	0.16	0.14	0.19	0.20
Net realized and unrealized gain (loss)	(0.29)	0.10	0.02	(0.17)	0.23
Total from investment operations	(0.10)	0.26	0.16	0.02	0.43
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.16)	(0.14)	(0.20)	(0.21)
Net asset value, end of period	$6.57	$6.86	$6.76	$6.74	$6.92

Total Return, at Net Asset Value[2]	(1.41)%	3.95%	2.43%	0.20%	6.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,539	$61,691	$63,752	$46,588	$36,272
Average net assets (in thousands)	$56,850	$64,342	$59,580	$42,837	$32,383
Ratios to average net assets:[3]
Net investment income	2.88%	2.29%	2.09%	2.70%	2.97%
Expenses excluding specific expenses listed below	1.05%	1.12%	1.19%	1.20%	1.22%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	1.05%	1.12%	1.19%	1.20%	1.22%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%[6]	1.10%	1.15%	1.15%	1.15%
Portfolio turnover rate[7]	64%	86%	80%	85%	137%

52                OPPENHEIMER TOTAL RETURN BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	1.05%
Year Ended December 31, 2017	1.12%
Year Ended December 31, 2016	1.20%
Year Ended December 31, 2015	1.21%
Year Ended December 31, 2014	1.23%

6. Waiver was less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2018	$10,593,719,030	$10,775,658,902
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805

See accompanying Notes to Financial Statements.

53                OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$6.82	$6.72	$6.70	$6.88	$6.66
Income (loss) from investment operations:
Net investment income[1]	0.23	0.20	0.18	0.22	0.24
Net realized and unrealized gain (loss)	(0.29)	0.11	0.02	(0.17)	0.22
Total from investment operations	(0.06)	0.31	0.20	0.05	0.46
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.21)	(0.18)	(0.23)	(0.24)
Net asset value, end of period	$6.53	$6.82	$6.72	$6.70	$6.88

Total Return, at Net Asset Value[2]	(0.84)%	4.60%	3.01%	0.75%	7.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$413,373	$343,689	$177,047	$86,801	$54,531
Average net assets (in thousands)	$402,498	$218,842	$158,960	$73,372	$16,845
Ratios to average net assets:[3]
Net investment income	3.48%	2.93%	2.64%	3.25%	3.48%
Expenses excluding specific expenses listed below	0.55%	0.62%	0.69%	0.70%	0.71%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	0.55%	0.62%	0.69%	0.70%	0.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.45%	0.48%	0.60%	0.60%	0.62%
Portfolio turnover rate[6]	64%	86%	80%	85%	137%

54                OPPENHEIMER TOTAL RETURN BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	0.55%
Year Ended December 31, 2017	0.62%
Year Ended December 31, 2016	0.70%
Year Ended December 31, 2015	0.71%
Year Ended December 31, 2014	0.72%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2018	$10,593,719,030	$10,775,658,902
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805

See accompanying Notes to Financial Statements.

55                OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2018

1. Organization

Oppenheimer Total Return Bond Fund (the “Fund”), a series of Oppenheimer Integrity Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class

B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class I and Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

56                OPPENHEIMER TOTAL RETURN BOND FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for

57                OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements. The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$495,724	$—	$54,131,568	$24,981,845

1. At period end, the Fund had $54,131,568 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund utilized $5,211,992 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Loss
$12,219	$12,219

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Distributions paid from:
Ordinary income	$69,755,477	$50,756,913

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable,

58                OPPENHEIMER TOTAL RETURN BOND FUND

2. Significant Accounting Policies (Continued)

is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,560,293,314
Federal tax cost of other investments	(64,578,109)

Total federal tax cost	$2,495,715,205

Gross unrealized appreciation	$15,644,141
Gross unrealized depreciation	(40,625,986)

Net unrealized depreciation	$(24,981,845)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day

59        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

    Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes

60        OPPENHEIMER TOTAL RETURN BOND FUND

3. Securities Valuation (Continued)

in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

61        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$372,407,336	$—	$372,407,336
Mortgage-Backed Obligations	—	962,385,139	14,126	962,399,265
U.S. Government Obligation	—	7,449,915	—	7,449,915
Corporate Bonds and Notes	—	1,011,705,503	—	1,011,705,503
Short-Term Notes	—	143,924,551	—	143,924,551
Investment Company	37,424,899	—	—	37,424,899

Total Investments, at Value	37,424,899	2,497,872,444	14,126	2,535,311,469
Other Financial Instruments:
Futures contracts	9,174,141	—	—	9,174,141

Total Assets	$46,599,040	$2,497,872,444	$14,126	$2,544,485,610

Liabilities Table
Other Financial Instruments:
Futures contracts	$(2,170,333)	$—	$—	$(2,170,333)

Total Liabilities	$(2,170,333)	$—	$—	$(2,170,333)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed
Obligations	$1,783,948	$(1,783,948)

Total Assets	$1,783,948	$(1,783,948)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per

62        OPPENHEIMER TOTAL RETURN BOND FUND

4. Investments and Risks (Continued)

share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$846,044,554
Sold securities	243,050,913

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and

63        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $3,401,256 of collateral to the Fund for forward roll transactions.

At period end, the Fund pledged $498,000 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the

Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 24% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The	Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of

64        OPPENHEIMER TOTAL RETURN BOND FUND

5. Market Risk Factors (Continued)

assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is

65        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

    The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

    During the reporting period, the Fund had an ending monthly average market value of $179,853,962 and $772,924,451 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include

66        OPPENHEIMER TOTAL RETURN BOND FUND

6. Use of Derivatives (Continued)

the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

    The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

    The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference

67        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

    If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

    The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

    For the reporting period, the Fund had ending monthly average notional amounts of $756,154 on credit default swaps to sell protection.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

    At period end, the Fund had no credit default swap agreements outstanding.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

    Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index.

    Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

    The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

    The Fund may enter into total return swaps on various commodity indexes to increase or decrease exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay or receive a fixed or a floating reference interest rate, and an amount equal to the opposite price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments of a fixed or a floating reference interest rate and an amount equal to the negative price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

68        OPPENHEIMER TOTAL RETURN BOND FUND

6. Use of Derivatives (Continued)

For the reporting period, the Fund had ending monthly average notional amounts of $307,692 on total return swaps which are short the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. At period end, the Fund had no total return swap agreements outstanding.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

At period end, the Fund had no purchased swaption contracts outstanding.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $18,643 and $8,378 on purchased and written swaptions, respectively.

69        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

At period end, the Fund had no written swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker,

70        OPPENHEIMER TOTAL RETURN BOND FUND

6. Use of Derivatives (Continued)

futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate contracts Variation margin receivable		$654,122	*	Variation margin payable	$623,766	*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on

71        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

	Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Futures contracts Swap contracts		Total
Credit contracts	$ (299,268)	$141,938	$—	$(38,169)	$ (195,499)
Interest rate contracts	—	—	(10,775,579)	—	(10,775,579)

Total	$ (299,268)	$141,938	$(10,775,579)	$ (38,169)	$ (10,971,078)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments					Futures contracts
Interest rate contracts					$5,272,468

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold[1]	13,985,483	$92,855,375	29,192,515	$199,859,305
Dividends and/or distributions reinvested	2,130,641	14,107,289	2,109,844	14,450,494
Redeemed	(25,109,270)	(166,633,844)	(39,757,874)	(272,183,139)

Net decrease	(8,993,146)	$(59,671,180)	(8,455,515)	$(57,873,340)

Class B
Sold	3,299	$22,040	36,270	$248,153
Dividends and/or distributions reinvested	937	6,281	8,115	55,491
Redeemed[1]	(228,150)	(1,530,355)	(613,942)	(4,193,640)

Net decrease	(223,914)	$(1,502,034)	(569,557)	$(3,889,996)

Class C
Sold	2,246,907	$14,925,604	2,490,916	$17,059,039
Dividends and/or distributions reinvested	336,217	2,228,738	298,480	2,046,591
Redeemed	(4,653,836)	(30,875,887)	(5,632,824)	(38,541,817)

Net decrease	(2,070,712)	$(13,721,545)	(2,843,428)	$(19,436,187)

72        OPPENHEIMER TOTAL RETURN BOND FUND

7. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class I
Sold	41,773,138	$277,543,409	67,052,245	$458,608,265
Dividends and/or distributions reinvested	4,290,938	28,371,858	2,844,023	19,464,417
Redeemed	(53,535,790)	(353,339,445)	(15,983,317)	(109,303,348)

Net increase (decrease)	(7,471,714)	$(47,424,178)	53,912,951	$368,769,334

Class R
Sold	2,108,649	$13,992,585	3,041,345	$20,753,130
Dividends and/or distributions reinvested	224,479	1,485,564	197,783	1,354,194
Redeemed	(3,326,918)	(22,079,725)	(3,682,284)	(25,195,339)

Net decrease	(993,790)	$(6,601,576)	(443,156)	$(3,088,015)

Class Y
Sold	39,387,254	$260,293,307	39,044,407	$266,113,686
Dividends and/or distributions reinvested	1,893,915	12,453,580	789,486	5,376,972
Redeemed	(28,372,156)	(186,530,489)	(15,806,011)	(107,506,411)

Net increase	12,909,013	$86,216,398	24,027,882	$163,984,247

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$1,268,793,735	$1,084,718,314
U.S. government and government agency obligations	—	2,632,657
To Be Announced (TBA) mortgage-related securities	10,593,719,030	10,775,658,902

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.40%
Next $500 million	0.35
Next $4 billion	0.33
Over $5 billion	0.31

The Fund’s effective management fee for the reporting period was 0.35% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day

73        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all

74        OPPENHEIMER TOTAL RETURN BOND FUND

9. Fees and Other Transactions with Affiliates (Continued)

of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares, and had previously adopted a similar plan for Class B shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund paid the Distributor an annual asset-based sales charge of 0.75% on Class B shares prior to their Conversion Date. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets and previously paid this fee for Class B prior to their Conversion Date. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor[1]	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
December 31, 2018	$100,883	$5,304	$740	$5,731	$—

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

Waivers and Reimbursements of Expenses. After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” to annual rates of 0.75% for Class A, 0.40% for Class I and 0.45% for Class Y shares. In addition, the Manager has contractually agreed to waive fees and/ or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable interest and fees from borrowing, interest and related expenses from inverse floaters, dividend expense, taxes, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage

75        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 1.65% for Class C shares, and 1.15% for Class R shares, as calculated on the daily net assets of the Fund.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$232,062
Class I	65,316
Class Y	400,694

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $44,172 for IGMMF management fees.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

76        OPPENHEIMER TOTAL RETURN BOND FUND

11. Pending Acquisition (Continued)

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

77        OPPENHEIMER TOTAL RETURN BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Integrity Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Total Return Bond Fund (the “Fund”), a series of Oppenheimer Integrity Funds, including the statement of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 22, 2019

78        OPPENHEIMER TOTAL RETURN BOND FUND

FEDERAL INCOME TAX INFORMATION

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.61% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $620,836 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $61,858,880 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

79        OPPENHEIMER TOTAL RETURN BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

80        OPPENHEIMER TOTAL RETURN BOND FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter A. Strzalkowski, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers.

The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail intermediate-term bond funds. The Board noted that the Fund outperformed its category median for the one-, three- and five-year periods, although it underperformed its category median for the ten-year period. The Board noted that performance has been consistently strong since the appointment of new portfolio managers effective April 1, 2009.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail intermediate-term bond funds with comparable asset levels and distribution features. The Board considered that the Fund’s contractual management fee and total expenses were lower than their respective peer group medians and category medians. The Board also considered that the Adviser has contractually agreed to waive fees and/or reimburse Fund expenses so that the Fund’s total annual operating expenses, as percentage of average daily net assets, will not exceed the following annual rates: 0.75% for Class A shares, 0.40% for Class I shares, 1.65% for Class B and Class C Shares, 1.15% for Class R Shares, and 0.45% for Class Y Shares. This fee waiver and/ or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Board also considered that Adviser has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the management fees incurred indirectly through the Fund’s investments in funds managed by the Adviser or its affiliates. Finally, the

81        OPPENHEIMER TOTAL RETURN BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Continued

Board considered that the Adviser, in its capacity as the Fund’s transfer agent, voluntarily waived and/or reimbursed the Fund for transfer agent fees in an amount equal to 0.015% of average annual net assets, and that effective January 1, 2018, after discussions with the Board, the Fund’s transfer agent fee rate was decreased.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

82        OPPENHEIMER TOTAL RETURN BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

83        OPPENHEIMER TOTAL RETURN BOND FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Total Return Bond Fund	12/31/18	93.5%	0.0%	6.5%

84        OPPENHEIMER TOTAL RETURN BOND FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 58 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Richard F. Grabish, Trustee (since 2008) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

85        OPPENHEIMER TOTAL RETURN BOND FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011 and July 2018-January 2019); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception); and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

86        OPPENHEIMER TOTAL RETURN BOND FUND

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003- 2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.
Krishna Memani, Vice President (since 2009) Year of Birth: 1960

President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002).

87        OPPENHEIMER TOTAL RETURN BOND FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Peter A. Strzalkowski, Vice President (since 2009) Year of Birth: 1965	Senior Vice President of the Sub-Adviser (since January 2016); Senior Portfolio Manager of the Sub-Adviser (since August 2007); co-Team Leader for the Sub- Adviser’s Investment Grade Fixed Income Team (since January 2014); Vice President of the Sub-Adviser (August 2007-January 2016); a member of the Sub-Adviser’s Investment Grade Fixed Income Team (April 2009-January 2014). Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007); Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006); Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

88        OPPENHEIMER TOTAL RETURN BOND FUND

OPPENHEIMER TOTAL RETURN BOND FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services
Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

© 2019 OppenheimerFunds, Inc. All rights reserved.

89        OPPENHEIMER TOTAL RETURN BOND FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

•	Applications or other forms.
•	When you create a user ID and password for online account access.
•	When you enroll in eDocs Direct,SM our electronic document delivery service.
•	Your transactions with us, our affiliates or others.
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

90        OPPENHEIMER TOTAL RETURN BOND FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information.

Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

91        OPPENHEIMER TOTAL RETURN BOND FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

92        OPPENHEIMER TOTAL RETURN BOND FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

93        OPPENHEIMER TOTAL RETURN BOND FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

94        OPPENHEIMER TOTAL RETURN BOND FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

95        OPPENHEIMER TOTAL RETURN BOND FUND

Visit us at oppenheimerfunds.com for 24-hr access to
account information and transactions or call us at 800.CALL
OPP (800.225.5677) for 24-hr automated information and
automated transactions. Representatives also available
Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

Follow Us	Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2019 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0285.001.1218 February 22, 2019

Annual Report 12/31/18OppenheimerFunds The Right Way to Invest Oppenheimer Global Unconstrained Bond Fund Important Notice: The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, OppenheimerFunds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (oppenheimerfunds.com). Investors enrolled in electronic delivery will receive the notice by email, with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling 1.800.225.5677.

Important Updates

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change. See the Notes to Financial Statements for more information.

Update to Shareholder Report Document Delivery

Beginning January 1, 2021, OppenheimerFunds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (oppenheimerfunds.com). Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. Enrolling in electronic delivery will enable you to receive a direct link to your full shareholder report the moment it becomes available, and limit the amount of mail you receive. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option.

How do you update your delivery preferences?

If you own these shares through a financial intermediary, you may contact your financial intermediary.

If your accounts are held through OppenheimerFunds and you receive statements, confirms, and other documents directly from us, you can enroll in our eDocs DirectSM service at oppenheimerfunds.com or by calling us. Once you’re enrolled, you’ll begin to receive email notifications of updated documents when they become available. If you have any questions, feel free to call us at 1.800.225.5677.

Class A Shares

CUMULATIVE TOTAL RETURNS AT 12/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Global Aggregate Bond Index (Hedged)
Since Inception (1/26/18)	-4.73%	-9.25%	2.33%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

3      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Fund Performance Discussion

Since the Fund’s inception on January 26, 2018 through December 31, 2018, its Class A shares (without sales charge) produced a cumulative total return of -4.73%. In comparison, the Bloomberg Barclays Global Aggregate Bond Index (Hedged) returned 2.33%. The Fund’s investment in foreign currencies was a detractor to performance over the reporting period. Exposure to developed markets, namely European corporate debt was also a detractor. The Fund’s investment in U.S. investment grade corporate credit and mortgages were positive contributors to total return.

We ended 2018 with increased financial market volatility, as tighter U.S. financial conditions combined with trade concerns negatively impacted the U.S. equity market. Expectations throughout the year shifted from expecting synchronized global growth to slowing global growth with materially tighter financial conditions. During the period of heightened financial market volatility, however, emerging market assets did better as their correction had occurred earlier, particularly in the second and third quarters. As a result, emerging market relative performance in the fourth quarter was better than its developed market counterparts.

From an asset valuation perspective, emerging market assets are still undervalued versus

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

4      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

developed market assets as of the end of the reporting period. Emerging market local bonds offer real yields that are at or close to 15-year highs when compared to developed market real yields. Similarly, emerging market currency levels remain attractive, in our view. In credit, we believe that European financial subordinated debt offers value as do both emerging market hard currency sovereign debt and corporate debt. On the expensive side of the spectrum are core European rates, in our view.

INVESTMENT PHILOSOPHY AND PROCESS

We believe that investing across various fixed income sectors in both U.S. and international markets has the potential to generate high income and capital appreciation with less risk than investing in one individual sector. The

Fund seeks to be an “all weather” product that is designed to identify and seek to exploit multiple dimensions of currency, interest rate and credit market regimes, rather than focusing on one broad approach. We believe this approach can provide the flexibility to adjust to an ever-changing market landscape and a rising interest rate environment.

Opportunities to extract risk premia from markets or sectors develop due to innovation or market dislocation. We believe committing capital at opportune moments can allow the Fund to extract substantial risk premia. In our view, a consistent macro framework with a medium-term investment horizon and a risk allocation process is key to delivering attractive risk-adjusted returns. This is the process we seek to implement in managing the Fund.

Hemant Baijal Portfolio Manager

5      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION
Investment Companies
Eaton Vance Senior Floating-Rate Trust	1.0%
iShares JP Morgan USD Emerging Markets Bond Exchange Traded Fund	11.5
Oppenheimer Institutional Government Money Market Fund	7.2
Oppenheimer Limited-Term Bond Fund	31.0
Oppenheimer Senior Floating Rate Fund	7.0
Non-Convertible Corporate Bonds and Notes	27.2
Foreign Government Obligations	11.9
Short-Term Notes	2.2
Mortgage-Backed Obligations Non-Agency	0.7
Over-the-Counter Interest Rate Swaptions Purchased	0.2
Over-the-Counter Options Purchased	0.1

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total market value of investments.

TOP TEN HOLDINGS
Oppenheimer Limited-Term Bond Fund, Cl. I	31.5%
REC Ltd., 8.36% Sr. Unsec. Nts., 9/22/20	12.1
iShares JP Morgan USD Emerging Markets Bond Exchange Traded Fund	11.7
Oppenheimer Institutional Government Money Market Fund, Cl. E	7.4
Oppenheimer Senior Floating Rate Fund, Cl. I	7.1
Federative Republic of Brazil, 10.00% Unsec. Nts., 1/1/25	5.0
United Mexican States, Series M, 5.75% Bonds, 3/5/26	3.8
Banco Bilbao Vizcaya Argentaria SA, 8.875% [EUSA5+917.7] Jr. Sub. Perpetual Bonds	2.6
Banco Santander SA, 6.75% [EUSA5+680.3] Jr. Sub. Perpetual Bonds	2.4
Intesa Sanpaolo SpA, 7.00% [EUSA5+688.4] Jr. Sub. Perpetual Bonds	2.4

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on net assets.

6      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

TOP TEN GEOGRAPHICAL HOLDINGS

United States	58.4%
India	11.8
Spain	7.3
Brazil	5.0
Mexico	3.8
Italy	2.4
South Africa	2.2
Switzerland	2.1
France	2.0
Egypt	1.4

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on total market value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

7      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Share Class Performance

CUMULATIVE TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/18

	Inception Date	Since Inception
Class A (OGUAX)	1/26/18	-4.73%
Class I (OGUIX)	1/26/18	-4.52
Class Y (OGUYX)	1/26/18	-4.53

CUMULATIVE TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/18

	Inception Date	Since Inception
Class A (OGUAX)	1/26/18	-9.25%
Class I (OGUIX)	1/26/18	-4.52
Class Y (OGUYX)	1/26/18	-4.53

STANDARDIZED YIELDS

For the 30 Days Ended 12/31/18

Class A	4.58%
Class I	5.06
Class Y	4.96

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 12/31/18

Class A	-7.73%
Class I	1.90
Class Y	-0.48

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge for Class A shares, except where “without sales charge” is indicated. There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended December 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended December 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Global Aggregate Bond Index (Hedged). The Bloomberg Barclays Global Aggregate Bond Index (Hedged) provides a broad-based measure of global investment grade fixed-rate debt markets.

8      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

The Index comprises several other Barclays indexes that measure fixed income performance of regions around the world while hedging the currency back to the US dollar. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples for Actual Expenses are based on an investment of $1,000.00 invested at the beginning of the period, January 26, 2018 (commencement of operations) and held for the period ended December 31, 2018.

The Hypothetical Examples for Comparison Purposes are based on an investment of $1,000.00 invested on July 1, 2018 and held for the entire 6-month period ended December 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2018	December 31, 2018	December 31, 2018[1,2]
Class A	$1,000.00	$1,006.50	$4.87
Class I	1,000.00	1,006.60	3.85
Class Y	1,000.00	1,007.20	4.16

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.37	4.90
Class I	1,000.00	1,021.37	3.88
Class Y	1,000.00	1,021.07	4.19

1. Actual expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 340/365 to reflect the period from January 26, 2018 (commencement of operations) to December 31, 2018.

2. Hypothetical expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, for the period January 26, 2018 (commencement of operations) to December 31, 2018 are as follows:

Class	Expense Ratios
Class A	0.96%
Class I	0.76
Class Y	0.82

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS December 31, 2018

		Principal Amount	Value
Mortgage-Backed Obligations—0.7%
Connecticut Avenue Securities:
Series 2014-C02, Cl. 1M2, 5.106% [US0001M+260], 5/25/24[1]		$20,000	$20,970
Series 2014-C03, Cl. 1M2, 5.506% [US0001M+300], 7/25/24[1]		39,388	41,448
Series 2014-C03, Cl. 2M2, 5.406% [US0001M+290], 7/25/24[1]		7,843	8,207

Total Mortgage-Backed Obligations (Cost $70,389)			70,625

Foreign Government Obligations—12.1%
Brazil—5.0%
Federative Republic of Brazil, 10.00% Unsec. Nts., 1/1/25	BRL	1,800,000	484,433

Greece—1.1%
Hellenic Republic, 4.00% Bonds, 1/30/37[2]	EUR	100,000	101,097

Mexico—3.8%
United Mexican States, Series M, 5.75% Bonds, 3/5/26	MXN	8,500,000	365,796

South Africa—2.2%
Republic of South Africa, Series 2037, 8.50% Bonds, 1/31/37	ZAR	3,500,000	216,439

Total Foreign Government Obligations (Cost $1,249,645)			1,167,765

Corporate Bonds and Notes—27.7%
Financials—27.7%
Capital Markets—2.1%
Credit Suisse Group AG, 7.50% [USSW5+459.8] Jr. Sub. Perpetual Bonds[1,2,3]		200,000	203,900

Commercial Banks—13.5%
Banco Bilbao Vizcaya Argentaria SA, 8.875% [EUSA5+917.7] Jr. Sub. Perpetual Bonds[1,2,3]	EUR	200,000	248,887
Banco Santander SA, 6.75% [EUSA5+680.3] Jr. Sub.
Perpetual Bonds[1,2,3]	EUR	200,000	233,590
CaixaBank SA, 6.75% [EUSA5+649.8] Jr. Sub. Perpetual Bonds[1,2,3]	EUR	200,000	232,205
Dresdner Funding Trust I, 8.151% Jr. Sub. Nts., 6/30/31[4]		100,000	121,240
Intesa Sanpaolo SpA, 7.00% [EUSA5+688.4] Jr. Sub. Perpetual Bonds[1,2,3]	EUR	200,000	232,466
Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,3,4]		200,000	195,250
Standard Chartered plc, 7.014% [US0003M+146] Jr. Sub. Perpetual Bonds[1,3,4]		40,000	40,100

			1,303,738

Diversified Financial Services—12.1%
REC Ltd., 8.36% Sr. Unsec. Nts., 9/22/20	INR	80,000,000	1,159,608

Total Corporate Bonds and Notes (Cost $2,826,039)			2,667,246

12      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

		Principal Amount	Value
Short-Term Notes—2.2%
Arab Republic of Egypt Treasury Bills, 18.954%, 3/19/19[5]	EGP	2,500,000	$134,683
Argentine Republic Treasury Bills, -13.528%, 4/30/19[5]	ARS	2,700,000	80,012
Total Short-Term Notes (Cost $211,309)			214,695

					Notional
	Counter-		Exercise	Expiration	Amount	Contracts
	party		Price	Date	(000’s)	(000’s)
Over-the-Counter Options Purchased—0.1%
						BRL

BRL Currency Call[6]	JPM	BRL	3.200	4/25/19BRL	482,560	2,560	650
						BRL

BRL Currency Call[6]	GSCO-OT	BRL	3.200	4/25/19	BRL 1,600	1,600	406
						BRL

BRL Currency Call[6]	JPM	BRL	3.150	5/24/19	BRL 10	10	208
						MXN

MXN Currency Call[6]	JPM	MXN	19.900	11/26/19	MXN 3,984,229	4,229	6,899
Total Over-the-Counter Options Purchased (Cost $21,975)							8,163

		Pay/Receive				Notional
	Counter	Floating	Floating	Fixed	Expiration	Amount
	-party	Rate	Rate	Rate	Date	(000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.2%
Interest Rate Floor maturing 11/8/22 Call[6]	JPM	Receive	MAX [ ((0.656% minus 1y)) * 10 * notional ,0] EUR EURIBOR	0.656%	11/8/22	EUR 100	5,520
Interest Rate Swap maturing 11/7/2023 Put[6]	JPM	Receive	Six-Month EUR- EURIBOR	2.500	11/7/23	EUR 433	17,612

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $27,131)							23,132

	Shares
Investment Companies—58.7%
Eaton Vance Senior Floating-Rate Trust	7,700	96,635
iShares JP Morgan USD Emerging Markets Bond Exchange Traded Fund	10,870	1,129,502
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[7,8]	710,379	710,379
Oppenheimer Limited-Term Bond Fund, Cl. I7	684,182	3,044,609

13      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Investment Companies (Continued)
Oppenheimer Senior Floating Rate Fund, Cl. I7	89,245	$685,404
Total Investment Companies (Cost $5,759,278)		5,666,529
Total Investments, at Value (Cost $10,165,766)	101.7%	9,818,155
Net Other Assets (Liabilities)	(1.7)	(168,709)
Net Assets	100.0%	$9,649,446

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

2. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $1,252,145 or 12.98% of the Fund’s net assets at period end.

3. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $356,590 or 3.70% of the Fund’s net assets at period end.

5. Zero coupon bond reflects effective yield on the original acquisition date.

6. Non-income producing security.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares January 26, 2018 (Commencement of Operations)	Gross Additions	Gross Reductions	Shares December 31, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	—	19,958,689	19,248,310	710,379
Oppenheimer Limited-Term Bond Fund, Cl. I	—	1,215,647	531,465	684,182
Oppenheimer Senior Floating Rate Fund, Cl. I	—	150,895	61,650	89,245
Oppenheimer Ultra-Short Duration Fund, Cl. Y	—	735,454	735,454	—

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$710,379	$8,419	$—	$—
Oppenheimer Limited-Term Bond Fund, Cl. I	3,044,609	75,771	(18,613)	(15,585)

14      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Senior Floating Rate Fund, Cl. I	$685,404	$3,909	$617	$(17,780)
Oppenheimer Ultra-Short Duration Fund, Cl. Y	—	10,906	(4,848)	—

Total	$4,440,392	$99,005	$(22,844)	$(33,365)

8. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$5,737,154	58.4%
India	1,159,608	11.8
Spain	714,682	7.3
Brazil	485,698	5.0
Mexico	372,695	3.8
Italy	232,466	2.4
South Africa	216,439	2.2
Switzerland	203,900	2.1
France	195,250	2.0
Egypt	134,683	1.4
Germany	121,240	1.2
Greece	101,097	1.0
Argentina	80,012	0.8
United Kingdom	40,100	0.4
Eurozone	23,131	0.2

Total	$9,818,155	100.0%

Forward Currency Exchange Contracts as of December 31, 2018
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	03/2019	PLN	720	USD	191	$1,686	$—
BAC	03/2019	USD	221	ZAR	3,160	3,050	—
BOA	02/2019	CAD	130	USD	99	—	3,890
BOA	02/2019	EUR	370	USD	435	—	9,184
BOA	03/2019	IDR	1,390,000	USD	94	1,474	—
BOA	03/2019	INR	13,400	USD	183	7,962	—
BOA	02/2019	USD	1,827	EUR	1,583	6,574	—
BOA	03/2019	USD	1,134	INR	83,000	—	49,315
CITNA-B	02/2019	AUD	130	USD	95	—	3,018
CITNA-B	02/2019	EUR	440	USD	504	2,368	—
CITNA-B	01/2019	SEK	2,242	USD	250	3,485	—
CITNA-B	02/2019	USD	339	EUR	290	5,596	—
CITNA-B	02/2019	USD	223	JPY	25,000	—	6,137
CITNA-B	01/2019	USD	384	MXN	7,800	—	11,963
DEU	02/2019	EUR	885	USD	1,039	—	21,039
DEU	02/2019	GBP	110	USD	146	—	5,573

15      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
DEU	02/2019	JPY	36,000	USD	321	$8,701	$—
DEU	02/2019	USD	817	EUR	695	17,696	—
DEU	02/2019	USD	141	GBP	110	637	—
DEU	02/2019	USD	98	JPY	11,000	—	2,403
GSCO-OT	02/2019 - 04/2019	BRL	1,343	USD	375	—	30,847
GSCO-OT	02/2019	EUR	590	USD	680	—	1,309
GSCO-OT	02/2019	USD	225	BRL	805	18,174	—
GSCO-OT	02/2019	USD	101	CAD	130	5,548	—
JPM	01/2019 - 02/2019	BRL	4,692	USD	1,235	—	25,338
JPM	03/2019	CLP	65,000	USD	95	—	1,714
JPM	03/2019	RUB	13,050	USD	195	—	9,297
JPM	01/2019 - 08/2019	USD	1,715	BRL	6,545	45,658	12,653
JPM	02/2019	USD	1,109	EUR	950	16,869	18

Total Unrealized Appreciation and Depreciation						$145,478	$193,698

Over-the-Counter Options Written at December 31, 2018
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		IDR		IDR

IDR Currency Put	GSCO-OT	15000.000	7/10/19	(5,250,000)	IDR 3,005,250,000	$12,775	$(5,250)
		MXN		MXN

MXN Currency Put	JPM	24.000	11/26/19	(5,100)	MXN 4,805,100	6,231	(3,809)
		SEK		SEK

SEK Currency Put	CITNA-B	9.067	1/23/19	(3,627)	SEK 3,627	5,600	(660)

Total Over-the-Counter Options Written						$24,606	$(9,719)

Over-the-Counter Credit Default Swaps at December 31, 2018
Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Hellenic Republic	BAC	Sell	1.000%	6/20/25	USD 1,000	$ 166,370	$ (192,607)	$ (26,237)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Non-Investment Grade
Sovereign Debt	$1,000,000	$—	B+

Total USD	$1,000,000	$—

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse

16      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at December 31, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Receive	EUR006M	0.957%	4/11/28	EUR 2,000	$—	$(63,062)	$(63,062)
GSCOI	Pay	BZDI	11.440	1/2/25	BRL 2,000	—	41,205	41,205
		MXN TIIE
GSCOI	Pay	BANXICO	8.855	11/8/23	MXN 14,000	—	7,712	7,712
		Three-Month USD
GSCOI	Receive	BBA LIBOR	3.143	11/15/23	USD 600	—	(15,897)	(15,897)

Total Centrally Cleared Interest Rate Swaps						$—	$(30,042)	$(30,042)

Over-the-Counter Interest Rate Swaptions Written at December 31, 2018
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 11/10/31 Put	JPM	Pay	Six-Month EUR- EURIBOR	2.750%	11/8/21	EUR	2,200	$18,422	$(11,554)
Interest Rate Floor maturing 11/9/22 Call	JPM	Receive	3 month, MAX[ (0.306% minus EUR EURIBOR) * 10 * Notional ,0]	0.306	11/9/22	EUR	100	2,523	(4,292)
Interest Rate Floor maturing 11/9/22 Call	JPM	Receive	3 month, MAX[( -0.034% minus EUR EURIBOR) * 10 * Notional ,0]	0.034	11/9/22	EUR	100	1,376	(2,375)

Total Over-the-Counter Interest Rate Swaptions Written								$22,321	$(18,221)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA

17      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS Continued

Counterparty Abbreviations (Continued)

JPM	JPMorgan Chase Bank NA

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
EUR006M	EURIBOR 6 Month ACT/360
EURIBOR	Euro Interbank Offered Rate
EUSA5	EUR Swap Annual 5 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

18      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $5,692,009)	$5,377,763
Affiliated companies (cost $4,473,757)	4,440,392

9,818,155
Cash	12,441
Cash—foreign currencies (cost $11,717)	9,672
Cash used for collateral on centrally cleared swaps	127,262
Unrealized appreciation on forward currency exchange contracts	145,478
Centrally cleared swaps, at value	48,917
Receivables and other assets:
Interest and dividends	85,449
Investments sold	18,401
Other	32,651

Total assets	10,298,426
Liabilities
Unrealized depreciation on forward currency exchange contracts	193,698
Options written, at value (premiums received $24,606)	9,719
Swaps, at value (premiums received $166,370)	192,607
Centrally cleared swaps, at value	78,959
Swaptions written, at value (premiums received $22,321)	18,221
Payables and other liabilities:
Dividends	63,725
Investments purchased	33,528
Trustees’ compensation	2,975
Shareholder communications	2,102
Distribution and service plan fees	26
Other	53,420

Total liabilities	648,980
Net Assets	$9,649,446

Composition of Net Assets

Par value of shares of beneficial interest	$1,057

Additional paid-in capital	10,385,866
Total accumulated loss	(737,477)

Net Assets	$9,649,446

19      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $122,746 and 13,447 shares of beneficial interest outstanding)	$9.13

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.58
Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $9,371,518 and 1,026,553 shares of beneficial interest outstanding)	$9.13
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $155,182 and 17,002 shares of beneficial interest outstanding)	$9.13

See accompanying Notes to Financial Statements.

20      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT

OF OPERATIONS For the Period Ended December 31, 20181

Investment Income
Interest (net of foreign withholding taxes of $8,764)	$368,908
Dividends:
Unaffiliated companies	60,036
Affiliated companies	99,005

Total investment income	527,949
Expenses
Management fees	54,956
Distribution and service plan fees — Class A	191
Transfer and shareholder servicing agent fees:
Class A	155
Class I	2,687
Class Y	188
Shareholder communications:
Class A	7,522
Class I	200
Class Y	1,987
Custodian fees and expenses	60,292
Legal, auditing and other professional fees	47,013
Registration fees	10,066
Trustees’ compensation	4,506
Borrowing fees	112
Other	9,655

Total expenses	199,530
Less waivers and reimbursements of expenses	(130,465)

Net expenses	69,065
Net Investment Income	458,884

21      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies(net of foreign capital gains tax of $2,779)	$(653,527)
Affiliated companies	(22,844)
Option contracts written	(7,461)
Futures contracts	(16,868)
Foreign currency transactions	(682)
Forward currency exchange contracts	223,498
Swap contracts	(54,144)
Swaption contracts written	37,711

Net realized loss	(494,317)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies	(314,248)
Affiliated companies	(33,365)
Translation of assets and liabilities denominated in foreign currencies	(2,014)
Forward currency exchange contracts	(48,220)
Option contracts written	14,887
Swap contracts	(56,279)
Swaption contracts written	4,100

Net change in unrealized appreciation/(depreciation)	(435,139)
Net Decrease in Net Assets Resulting from Operations	$(470,572)

1. For the period from January 26, 2018 (commencement of operations) to December 31, 2018.

See accompanying Notes to Financial Statements.

22      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended December 31, 2018[1]
Operations
Net investment income	$458,884
Net realized loss	(494,317)
Net change in unrealized appreciation/(depreciation)	(435,139)

Net decrease in net assets resulting from operations	(470,572)
Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	(2,658)
Class I	(260,926)
Class Y	(3,345)

Total dividends and distributions declared	(266,929)
Tax return of capital distribution:
Class A	(1,742)
Class I	(171,031)
Class Y	(2,193)

Total return of capital distribution	(174,966)
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	130,669
Class I	10,264,351
Class Y	166,863

Total beneficial interest transactions	10,561,883
Net Assets
Total increase	9,649,416
Beginning of period	30[2]

End of period	$9,649,446

1. For the period from January 26, 2018 (commencement of operations) to December 31, 2018.

2. Reflects the value of the Manager’s seed money invested on January 8, 2018.

See accompanying Notes to Financial Statements.

23      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Period Ended December 31, 2018[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.41
Net realized and unrealized loss	(0.88)

Total from investment operations	(0.47)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)
Tax return of capital distribution	(0.16)

Total dividends and/or distributions to shareholders	(0.40)
Net asset value, end of period	$9.13

Total Return, at Net Asset Value[3]	(4.73)%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$123
Average net assets (in thousands)	$98
Ratios to average net assets:[4]
Net investment income	4.77%
Expenses excluding specific expenses listed below	10.86%
Interest and fees from borrowings	0.00%[5]

Total expenses[6]	10.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%
Portfolio turnover rate	227%

1. For the period from January 26, 2018 (commencement of operations) to December 31, 2018.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended December 31, 2018	10.97%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Class I	Period Ended December 31, 2018[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.44
Net realized and unrealized loss	(0.89)

Total from investment operations	(0.45)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)
Tax return of capital distribution	(0.17)

Total dividends and/or distributions to shareholders	(0.42)
Net asset value, end of period	$9.13

Total Return, at Net Asset Value[3]	(4.52)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,371
Average net assets (in thousands)	$9,614
Ratios to average net assets:[4]
Net investment income	5.01%
Expenses excluding specific expenses listed below	2.06%
Interest and fees from borrowings	0.00%[5]

Total expenses[6]	2.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%
Portfolio turnover rate	227%

1. For the period from January 26, 2018 (commencement of operations) to December 31, 2018.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended December 31, 2018	2.17%

See accompanying Notes to Financial Statements.

25      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Period Ended December 31, 2018[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.43
Net realized and unrealized loss	(0.88)

Total from investment operations	(0.45)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)
Tax return of capital distribution	(0.17)

Total dividends and/or distributions to shareholders	(0.42)
Net asset value, end of period	$9.13

Total Return, at Net Asset Value[3]	(4.53)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$155
Average net assets (in thousands)	$119
Ratios to average net assets:[4]
Net investment income	4.92%
Expenses excluding specific expenses listed below	4.27%
Interest and fees from borrowings	0.00%[5]

Total expenses[6]	4.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%
Portfolio turnover rate	227%

1. For the period from January 26, 2018 (commencement of operations) to December 31, 2018.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended December 31, 2018	4.38%

See accompanying Notes to Financial Statements.

26      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2018

1. Organization

Oppenheimer Global Unconstrained Bond Fund (the “Fund”), a series of Oppenheimer Integrity Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Fund commenced operations on January 26, 2018.

    The Fund offers Class A, Class I and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a contingent deferred sales charge (“CDSC”), however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

    For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

    Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on

27      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the

28      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

2. Significant Accounting Policies (Continued)

performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$283,854	$450,648

1. At period end, the Fund had $177,865 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. The Fund had $105,989 of post-October foreign currency losses which were deferred.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

29      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Reduction to Paid-in Capital	Reduction to Accumulated Net Loss
$174,990	$174,990

The tax character of distributions paid during the reporting periods:

Period Ended December 31, 2018
Distributions paid from:
Ordinary income	$266,929
Return of capital	174,966

Total	$441,895

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$10,274,285
Federal tax cost of other investments	(294,910)

Total federal tax cost	$9,979,375

Gross unrealized appreciation	$271,478
Gross unrealized depreciation	(722,126)

Net unrealized depreciation	$(450,648)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of)

30      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

2. Significant Accounting Policies (Continued)

net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported

31      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs

32      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

3. Securities Valuation (Continued)

such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$70,625	$—	$70,625
Foreign Government Obligations	—	1,167,765	—	1,167,765
Corporate Bonds and Notes	—	2,667,246	—	2,667,246
Short-Term Notes	—	214,695	—	214,695
Over-the-Counter Options Purchased	—	8,163	—	8,163
Over-the-Counter Interest Rate
Swaptions Purchased	—	23,132	—	23,132
Investment Companies	5,666,529	—	—	5,666,529
Total Investments, at Value	5,666,529	4,151,626	—	9,818,155
Other Financial Instruments:
Centrally cleared swaps, at value	—	48,917	—	48,917
Forward currency exchange contracts	—	145,478	—	145,478
Total Assets	$5,666,529	$4,346,021	$—	$10,012,550

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(192,607)	$—	$(192,607)
Centrally cleared swaps, at value	—	(78,959)	—	(78,959)
Options written, at value	—	(9,719)	—	(9,719)
Forward currency exchange contracts	—	(193,698)	—	(193,698)
Swaptions written, at value	—	(18,221)	—	(18,221)
Total Liabilities	$—	$(493,204)	$—	$(493,204)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

33      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Significant Holdings. At period end, the Fund’s investment in Oppenheimer Limited-Term Bond Fund, accounted for 31.55% of the Fund’s net assets. Additional information on Oppenheimer Limited-Term Bond Fund, including the audited financials, can be found on the SEC website.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The

34      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

4. Investments and Risks (Continued)

Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 97% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income

35      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

36      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

6. Use of Derivatives (Continued)

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $4,473,076 and $7,306,722, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures

37      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

At period end, the Fund had no futures contracts outstanding.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $9,892 and $5,367 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the

38      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

6. Use of Derivatives (Continued)

underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $5,095 and $58,104 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an

39      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $269,231 and $307,692 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $4,147,681 and $2,759,476 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

40      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

6. Use of Derivatives (Continued)

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the

41      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $43,548 and $77,419 on purchased and written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are

42      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

6. Use of Derivatives (Continued)

members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

43      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Statement of
		Assets & Liabilities
	Gross Amounts
	Not Offset in	Financial	Financial
	the Statement	Instruments	Instruments
	of Assets &	Available for	Collateral	Cash Collateral
Counterparty	Liabilities*	Offset	Received**	Received**	Net Amount
Bank of America NA	$16,010	$(16,010)	$–	$–	$–
Barclays Bank plc	4,736	(4,736)	–	–	–
Citibank NA	11,449	(11,449)	–	–	–
Deutsche Bank AG	27,034	(27,034)	–	–	–
Goldman Sachs Bank USA	24,128	(24,128)	–	–	–
JPMorgan Chase Bank NA	93,416	(71,050)	–	–	22,366

	$176,773	$(154,407)	$–	$–	$22,366

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$ (62,389)	$16,010	$–	$–	$(46,379)
Barclays Bank plc	(192,607)	4,736	–	–	(187,871)
Citibank NA	(21,778)	11,449	–	–	(10,329)
Deutsche Bank AG	(29,015)	27,034	–	–	(1,981)
Goldman Sachs Bank USA	(37,406)	24,128	–	–	(13,278)
JPMorgan Chase Bank NA	(71,050)	71,050	–	–	–

	$ (414,245)	$154,407	$–	$–	$(259,838)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

44      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

6. Use of Derivatives (Continued)

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Credit contracts				Swaps, at value	$192,607
Interest rate contracts	Centrally cleared swaps, at value	$48,917		Centrally cleared swaps, at value	78,959
	Unrealized appreciation on			Unrealized depreciation on
Forward currency exchange contracts	forward currency exchange contracts	145,478		forward currency exchange contracts	193,698
Currency contracts				Options written, at value	9,719
Interest rate contracts				Swaptions written, at value	18,221
Currency contracts	Investments, at value	8,163	*
Interest rate contracts	Investments, at value	23,132	*

Total		$225,690			$493,204

*Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts
Credit contracts	$—	$6,825	$—	$—
Currency contracts	5,244	—	(3,898)	—
Equity contracts	8,186	—	(3,563)	—
Forward currency exchange contracts	—	—	—	—
Interest rate contracts	(103,564)	30,886	—	(16,868)

Total	$(90,134)	$37,711	$(7,461)	$(16,868)

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments		Forward currency exchange contracts	Swap contracts	Total
Credit contracts		$—	$(6,365)	$460
Currency contracts		—	—	1,346
Equity contracts		—	—	4,623
Forward currency exchange contracts		223,498	—	223,498
Interest rate contracts		—	(47,779)	(137,325)

Total		$223,498	$(54,144)	$92,602

*Includes purchased option contracts and purchased swaption contracts, if any.

45      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Forward currency exchange contracts
Credit contracts	$—	$—	$—	$—
Currency contracts	(13,812)	—	14,887	—
Forward currency exchange contracts	—	—	—	(48,220)
Interest rate contracts	(3,999)	4,100	—	—

Total	$(17,811)	$4,100	$14,887	$(48,220)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments			Swap contracts	Total
Credit contracts			$(26,237)	$(26,237)
Currency contracts			—	1,075
Forward currency exchange contracts			—	(48,220)
Interest rate contracts			(30,042)	(29,941)

Total			$(56,279)	$(103,323)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Period Ended December 31, 2018[1,2]
	Shares	Amount
Class A
Sold	18,013	$173,398
Dividends and/or distributions reinvested	427	3,967
Redeemed	(4,994)	(46,696)

Net increase	13,446	$130,669

Class I
Sold	1,027,653	$10,275,345
Dividends and/or distributions reinvested	—	—
Redeemed	(1,101)	(10,994)
Net increase	1,026,552	$10,264,351

46      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

7. Shares of Beneficial Interest (Continued)

	Period Ended December 31, 2018[1,2]
	Shares	Amount
Class Y
Sold	16,675	$163,852
Dividends and/or distributions reinvested	552	5,118
Redeemed	(226)	(2,107)

Net increase	17,001	$166,863

1. For the period from January 26, 2018 (commencement of operations) to December 31, 2018.

2. The Fund sold one share of Class A, Class I, and Class Y, at a value of $10 to the Manager upon seeding the Fund on January 8, 2018. These amounts are not reflected in the table above.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$28,191,019	$18,499,200
U.S. government and government agency obligations	$645,480	$655,248

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.60%
Next $500 million	0.55
Next $4 billion	0.50
Over $5 billion	0.48

The Fund’s effective management fee for the reporting period was 0.60% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

47      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained

48      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

9. Fees and Other Transactions with Affiliates (Continued)

by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Period Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor
December 31, 2018	$244	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses, and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.00% for Class A shares, 0.75% for Class I shares and 0.85% for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$8,930
Class I	107,763
Class Y	3,673

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $10,099 for these management fees.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement

49      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

11. Pending Acquisition (Continued)

whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

50      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Integrity Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Unconstrained Bond Fund (the “Fund”), a series of Oppenheimer Integrity Funds, including the statement of investments, as of December 31, 2018, the related statements of operations and changes in net assets for the period from January 26, 2018 (commencement of operations) to December 31, 2018 and the related notes (collectively, the “financial statements”) and the financial highlights for the period from January 26, 2018 (commencement of operations) to December 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations, the changes in its net assets and the financial highlights for the period from January 26, 2018 (commencement of operations) to December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 22, 2019

51      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 27.67% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $73,841 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $55,670 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

52      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio manager and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

53      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Hemant Baijal, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. The Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser including comparative performance information. The Board considered that the Fund launched on January 26, 2018, and therefore has less than one year of performance data. The Board noted that it would be prudent to allow the team more time to develop its performance record with the Fund.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail nontraditional bond funds with comparable asset levels and distribution features. The Board considered that the Fund’s contractual management fee was lower than its peer group median and category median and that its total expenses were lower than the peer group median and higher than the category median. The Board further considered that the Adviser has contractually agreed to waive fees and/or reimburse the Fund for certain of its expenses so that total annual fund operating expenses will not exceed 1.00% of average annual net assets for Class A Shares, 0.85% for Class Y shares, and 0.75% for Class I Shares. The Board also noted that the Adviser will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Adviser or its affiliates. These fee waivers and/or expense reimbursements may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary

54      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

55      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

56      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 58 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Chairman of the Board of Trustees and Trustee (since 2017) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Richard F. Grabish, Trustee (since 2017) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

57      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Beverly L. Hamilton, Trustee (since 2017) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Victoria J. Herget, Trustee (since 2017) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011 and July 2018-January 2019); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Karen L. Stuckey, Trustee (since 2017) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception); and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

58      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

James D. Vaughn, Trustee (since 2017) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer (since 2017), Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Baijal, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal. Mr. Steinmetz is an officer of 105 portfolios in the OppenheimerFunds complex.

Hemant Baijal, Vice President (since 2017) Year of Birth: 1962	Senior Vice President of the Sub-Adviser (since January 2016); Senior Portfolio Manager of the Sub-Adviser (since July 2011); Co-Head of the Global Debt Team (since January 2015); Vice President of the Sub-Adviser (July 2011-January 2016). Co-founder, Partner and Portfolio Manager of Six Seasons Global Asset Management (January 2009-December 2010); Partner and Portfolio Manager of Aravali Partners, LLC (September 2006-December 2008); Partner and Portfolio Manager at Havell Capital Management, LLC (November 1996-August 2006).

59      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2017) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2017) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2017) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2017) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

60      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

© 2019 OppenheimerFunds, Inc. All rights reserved.

61      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

•	Applications or other forms.
•	When you create a user ID and password for online account access.
•	When you enroll in eDocs Direct,SM our electronic document delivery service.
•	Your transactions with us, our affiliates or others.
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

62      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

63      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2019 OppenheimerFunds Distributor, Inc. All rights reserved.

RA4823.001.1218 February 22, 2019

Annual Report	12/31/2018

Oppenheimer Preferred Securities and Income Fund

Important Notice: The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, OppenheimerFunds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (oppenheimerfunds.com). Investors enrolled in electronic delivery will receive the notice by email, with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling 1.800.225.5677.

Important Updates

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change. See the Notes to Financial Statements for more information.

Update to Shareholder Report Document Delivery

Beginning January 1, 2021, OppenheimerFunds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (oppenheimerfunds.com). Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. Enrolling in electronic delivery will enable you to receive a direct link to your full shareholder report the moment it becomes available, and limit the amount of mail you receive. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option.

How do you update your delivery preferences?

If you own these shares through a financial intermediary, you may contact your financial intermediary.

If your accounts are held through OppenheimerFunds and you receive statements, confirms, and other documents directly from us, you can enroll in our eDocs DirectSM service at oppenheimerfunds.com or by calling us. Once you’re enrolled, you’ll begin to receive email notifications of updated documents when they become available. If you have any questions, feel free to call us at 1.800.225.5677.

Class A Shares

CUMULATIVE TOTAL RETURNS AT 12/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	ICE BofAML Fixed Rate Preferred Securities Index
Since Inception (2/12/18)	-5.09	-9.60	-1.94

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

3      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Fund Performance Discussion

Since the Fund’s inception on February 12, 2018 through December 31, 2018, its Class A shares (without sales charge) produced a cumulative total return of -5.09%. In comparison, the ICE BofAML Fixed Rate Preferred Securities Index (the “Index”) returned -1.94%. Relative underperformance during the period is primarily attributed to the Fund’s underweight to fixed rate preferred securities and relatively shorter duration versus the Index.

Political headlines in the U.S. and around the world drove volatility in the markets through the majority of the second half of the year. Initially, interest rates rose as trade talks seemed to progress and political dialogue subsided. The Fund performed well in this environment, given its relatively shorter duration posture, through an overweight to floating rate and shorter duration securities. Towards the end of the year, trade rhetoric escalated and the Federal Reserve’s decision to raise interest rates in the midst of uncertainty drove volatility higher. Rates continued to rally through December, driving outperformance in fixed rate security structures as call probabilities increased on fully extended securities. As a result, the Fund’s underweight position in these securities and relatively shorter duration positioning drove underperformance.

Looking forward, we expect rates to remain range bound as trade tensions and the

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

4      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

U.S. government shutdown continue to weigh on market sentiment and the Federal Reserve carefully calibrates next steps. Accordingly, we adjusted the Fund’s duration positioning to reflect a slower pace of rate increases in 2019. We believe range-bound rates should benefit the asset class more broadly, as rates and credit spreads remain neutral. In addition, we anticipate that European political noise will continue throughout the year as Brexit negotiations are likely to be prolonged and Italy remains in the headlines on questions of economic growth. The positioning of the Fund reflects these views, with a reduced allocation to contingent convertible bonds primarily issued by European financial services firms.

INVESTMENT PHILOSOPHY AND PROCESS

We believe the preferred security market is under-researched and inefficient due to the complexity and array of security structure types available within the space. As a result, we believe a deep understanding and careful analysis of these structures can help drive outperformance in two ways: first, by allocating across structures to construct target portfolio duration profiles that we believe will perform well in different interest rate environments, and second, by using fundamental credit and relative value analysis designed to identify the most attractive opportunities in the market.

In addition, we believe that by evaluating preferred securities across the credit spectrum and the globe, we are able to increase our opportunity set and thus total return and diversification potential.

We typically employ a top-down and bottom-up investment approach in which we form an investment outlook and interest rate view using a 6 - 12-month horizon. We then determine our desired duration profile as well as target allocations by security structure and industry sectors. Securities are selected based on qualitative and quantitative screens as well as rigorous credit and relative value analyses.

Helena Lee
Portfolio Manager

5      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Top Holdings and Allocations

TOP TEN HOLDINGS

Credit Suisse Group AG, 7.125% [USSW5+510.8] Jr. Sub. Perpetual Bonds	3.8%
General Electric Co., 5.00% [US0003M+333] Jr. Sub. Perpetual Bonds	3.4
Oppenheimer Institutional Government Money Market Fund, Cl. E	3.3
Bank of America Corp., 6.30% [US0003M+455.3] Jr. Sub. Perpetual Bonds	2.9
Royal Bank of Scotland Group plc, 7.50% [USSW5+580] Jr. Sub. Perpetual Bonds	2.8
Credit Agricole SA, 8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds	2.7
GMAC Capital Trust I, 7.20% Jr. Sub., Non-Vtg. [US0003M+578.5]	2.4
Citigroup Capital XIII, 7.75% Cum., Non-Vtg. [US0003M+637]	2.4
Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	2.4
Morgan Stanley, 6.375% Non-Cum., Non-Vtg. [US0003M+370.8]	2.1

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on net assets.

TOP GEOGRAPHICAL HOLDINGS

United States	73.9%
United Kingdom	6.6
France	6.2
Switzerland	5.6
Spain	3.4
Netherlands	1.8
Australia	1.6
Bermuda	0.9

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on total market value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

6      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Share Class Performance

CUMULATIVE TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/18

	Inception Date	Since Inception
Class A (OPRAX)	2/12/18	-5.09%
Class I (OPRIX)	2/12/18	-4.70
Class Y (OPRYX)	2/12/18	-4.88

CUMULATIVE TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/18

	Inception Date	Since Inception
Class A (OPRAX)	2/12/18	-9.60%
Class I (OPRIX)	2/12/18	-4.70
Class Y (OPRYX)	2/12/18	-4.88

STANDARDIZED YIELDS		UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 12/31/18		For the 30 Days Ended 12/31/18
Class A	5.11%	Class A	2.47%
Class I	5.80	Class I	4.32
Class Y	5.61	Class Y	1.61

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge for Class A shares, except where “without sales charge” is indicated. There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended December 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended December 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the ICE BofAML Fixed Rate Preferred Securities Index. Qualifying securities must have an investment grade rating (based on an average rating of nationally recognized statistical rating organizations). In addition,

7      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

qualifying securities must be issued as public securities or through a Rule 144A filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule and must have a minimum amount outstanding of $100 million. The Index includes preference shares (perpetual preferred securities), American Depository Shares/ Receipts (ADS/R), domestic and Yankee trust preferred securities having a minimum remaining term of at least one year, both dividends received deduction eligible and non-dividends received deduction eligible preferred stock and senior debt. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples for Actual Expenses are based on an investment of $1,000.00 invested at the beginning of the period, February 12, 2018 (commencement of operations) and held for the period ended December 31, 2018.

The Hypothetical Examples for Comparison Purposes are based on an investment of $1,000.00 invested on July 1, 2018 and held for the entire 6-month period ended December 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Actual	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During 6 Months Ended December 31, 2018[1,2]
Class A	$1,000.00	$ 955.60	$ 5.88
Class I	1,000.00	958.00	3.71
Class Y	1,000.00	957.00	4.65

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.21	6.07
Class I	1,000.00	1,021.42	3.83
Class Y	1,000.00	1,020.47	4.80

1. Actual expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 323/365 to reflect the period from February 12, 2018 (commencement of operations) to December 31, 2018.

2. Hypothetical expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, for the period February 12, 2018 (commencement of operations) to December 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.19%
Class I	0.75
Class Y	0.94

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF INVESTMENTS December 31, 2018

	Principal Amount	Value
Corporate Bonds and Notes—64.6%
Energy—0.8%
Oil, Gas & Consumable Fuels—0.8%
Energy Transfer Operating LP, 6.625% [US0003M+415.5] Jr. Sub. Perpetual Bonds[1,2]	$105,000	$86,822

Financials—57.2%
Capital Markets—14.1%
Charles Schwab Corp. (The), 5.00% [US0003M+257.5] Jr. Sub. Perpetual Bonds[1,2]	200,000	168,300
Credit Suisse Group AG, 7.125% [USSW5+510.8] Jr. Sub. Perpetual Bonds[1,2,3]	400,000	395,500
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[1,2]	190,000	171,475
Goldman Sachs Group, Inc. (The):
5.00% [US0003M+287.4] Jr. Sub. Perpetual Bonds[1,2]	100,000	84,563
5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[1,2]	100,000	96,752
Macquarie Bank Ltd. (London), 6.125% [USSW5+370.3] Jr. Sub. Perpetual Bonds[1,2,4]	190,000	162,688
State Street Corp., 5.625% [US0003M+253.9] Jr. Sub. Perpetual Bonds[1,2]	217,000	205,336
UBS Group Funding Switzerland AG, 7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[1,2,3]	185,000	188,124
		1,472,738

Commercial Banks—35.0%
Banco Bilbao Vizcaya Argentaria SA, 6.125% [USSW5+387] Jr. Sub. Perpetual Bonds[1,2]	195,000	163,800
Banco Santander SA, 6.375% [USSW5+478.8] Jr. Sub. Perpetual Bonds[1,2,3]	195,000	187,176
Bank of America Corp., 6.30% [US0003M+455.3] Jr. Sub. Perpetual Bonds[1,2]	295,000	300,354
Barclays plc, 7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[1,2,3]	185,000	185,694
BNP Paribas SA, 7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,4]	180,000	183,825
CIT Group, Inc., 5.80% [US0003M+397.2] Jr. Sub. Perpetual Bonds[1,2]	195,000	176,962
Citigroup, Inc., 6.125% [US0003M+447.8] Jr. Sub. Perpetual Bonds[1,2]	198,000	193,545
Citizens Financial Group, Inc., 6.00% [US0003M+300.3] Jr. Sub. Perpetual Bonds[1,2]	105,000	96,862
Credit Agricole SA, 8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,2,4]	270,000	278,438
Fifth Third Bancorp, 5.10% [US0003M+303.33] Jr. Sub. Perpetual Bonds[1,2]	50,000	43,563
Huntington Bancshares, Inc., 5.70% [US0003M+288] Jr. Sub. Perpetual Bonds[1,2]	102,000	90,716
ING Groep NV, 6.875% [USSW5+512.4] Jr. Sub. Perpetual Bonds[1,2,3]	190,000	189,525

11      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Commercial Banks (Continued)
JPMorgan Chase & Co.:
6.125% [US0003M+333] Jr. Sub. Perpetual Bonds[1,2]	$191,000	$189,806
5.99% [US0003M+347] Jr. Sub. Perpetual Bonds, Series 1[1,2]	176,000	174,240
Lloyds Banking Group plc, 7.50% [USSW5+449.6] Jr. Sub. Perpetual Bonds[1,2]	219,000	211,926
Royal Bank of Scotland Group plc, 7.50% [USSW5+580] Jr. Sub. Perpetual Bonds[1,2]	295,000	292,788
Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,4]	185,000	180,606
SunTrust Banks, Inc.:
5.05% [US0003M+310.2] Jr. Sub. Perpetual Bonds[1,2]	150,000	132,000
5.125% [US0003M+278.6] Jr. Sub. Perpetual Bonds[1,2]	105,000	89,277
Wachovia Capital Trust III, 5.57% [US0003M+93] Jr. Sub. Perpetual Bonds[1,2]	200,000	181,150
Wells Fargo & Co., 6.558% [US0003M+377] Jr. Sub. Perpetual Bonds, Series K1,2	104,000	103,480
		3,645,733

Consumer Finance—2.1%
American Express Co., 4.90% [US0003M+328.5] Jr. Sub. Perpetual Bonds[1,2]	147,000	140,936
Discover Financial Services, 5.50% [US0003M+307.6] Jr. Sub. Perpetual Bonds[1,2]	100,000	83,208
		224,144

Diversified Financial Services—0.8%
Voya Financial, Inc., 4.70% [US0003M+208.4] Jr. Sub. Nts., 1/23/48[1]	105,000	82,831

Insurance—5.2%
Catlin Insurance Co. Ltd., 5.425% [US0003M+297.5] Jr. Sub. Perpetual Bonds[1,2,4]	100,000	93,850
Hartford Financial Services Group, Inc. (The), 4.741% [US0003M+212.5] Jr. Sub. Nts., 2/12/47[1,5]	100,000	80,250
Liberty Mutual Group, Inc., 5.693% [US0003M+290.5] Jr. Sub. Nts., 3/15/37[1,4]	102,000	95,115
Lincoln National Corp., 4.998% [US0003M+235.75] Jr. Sub. Nts., 5/17/66[1]	215,000	175,913
MetLife, Inc., 5.25% [US0003M+357.5] Jr. Sub. Perpetual Bonds[1,2]	100,000	96,250
		541,378

Industrials—4.9%
Industrial Conglomerates—3.4%
General Electric Co., 5.00% [US0003M+333] Jr. Sub. Perpetual Bonds[1,2]	463,000	354,774

12      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

	Principal Amount	Value
Trading Companies & Distributors—1.5%
ILFC E-Capital Trust I, 4.55% [30YR CMT+155] Jr. Sub. Nts., 12/21/65[1,4]	$205,000	$159,900

Utilities—1.7%
Electric Utilities—0.8%
NextEra Energy Capital Holdings, Inc., 4.80% [US0003M+240.9] Jr. Sub. Nts., 12/1/77[1]	100,000	84,594

Multi-Utilities—0.9%
WEC Energy Group, Inc., 4.729% [US0003M+211.25] Jr. Sub. Nts., 5/15/67[1]	105,000	86,196
Total Corporate Bonds and Notes (Cost $7,480,803)		6,739,110

	Shares
Preferred Stocks—31.4%
American Homes 4 Rent, 6.35% Cum., Non-Vtg.	3,997	88,534
AT&T, Inc., 5.625% Sr. Unsec.	4,200	97,398
Citigroup Capital XIII, 7.75% Cum., Non-Vtg. [US0003M+637][1]	9,321	246,354
Digital Realty Trust, Inc., 7.375% Cum., Non-Vtg.	3,836	96,706
DTE Energy Co., 5.375% Jr. Sub., Non-Vtg.	4,150	94,495
eBay, Inc., 6.00% Cv.	3,859	98,327
Entergy Texas, Inc., 5.625% First Mortgage Sec.	4,075	101,101
Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg. [US0003M+371][1]	5,107	132,118
GMAC Capital Trust I, 7.20% Jr. Sub., Non-Vtg. [US0003M+578.5][1]	9,836	249,343
Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	9,674	245,333
Huntington Bancshares, Inc., 6.25% Non-Cum., Non-Vtg.	3,821	94,837
KeyCorp, 6.125% Non-Cum., Non-Vtg. [US0003M+389.2][1]	7,298	188,434
Morgan Stanley, 5.85% Non-Cum., Non-Vtg. [US0003M+349.1][1]	6,232	151,313
Morgan Stanley, 6.375% Non-Cum., Non-Vtg. [US0003M+370.8][1]	8,854	223,386
NiSource, Inc., 6.50%, Non-Vtg. [H15T5Y+363.2][1,6]	4,239	106,145
Northern Trust Corp., 5.85% Non-Cum., Non-Vtg.	2,309	57,286
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg. [US0003M+406.7][1]	8,016	206,332
Prudential Financial, Inc., 5.75% Jr. Sub.	1,009	23,954
Public Storage, 5.20% Cum., Series X, Non-Vtg.	4,225	93,161
Qwest Corp., 7.00% Sr. Unsec.	3,950	81,725
Senior Housing Properties Trust, 6.25% Sr. Unsec., Non-Vtg.	3,856	87,531
Synovus Financial Corp., 6.30% Non-Cum., Series D, Non-Vtg. [US0003M+335.2][1]	3,993	95,992
US Bancorp, 6.50% Non-Cum., Non-Vtg. [US0003M+446.8][1]	8,332	220,631
Ventas Realty LP/Ventas Capital Corp., 5.45% Sr. Unsec.	4,056	98,155
Wells Fargo & Co., 6.625% Non-Cum., Non-Vtg. [US0003M+369][1]	3,661	96,211
Total Preferred Stocks (Cost $3,469,381)		3,274,802

13      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Investment Company—3.3%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[7,8] (Cost $342,600)	342,600	$342,600
Total Investments, at Value (Cost $11,292,784)	99.3%	10,356,512
Net Other Assets (Liabilities)	0.7	71,163
Net Assets	100.0%	$10,427,675

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

2. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

3. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $1,146,019 or 10.99% of the Fund’s net assets at period end.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,154,422 or 11.07% of the Fund’s net assets at period end.

5. Restricted security. The aggregate value of restricted securities at period end was $80,250, which represents 0.77% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Hartford Financial Services Group, Inc. (The), 4.741% [US0003M+212.5] Jr. Sub. Nts., 2/12/47	2/12/18	$98,280	$80,250	$ (18,030)

6. Non-income producing security.

7. Rate shown is the 7-day yield at period end.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares February 12, 2018 (Commencement of Operations)	Gross Additions	Gross Reductions	Shares December 31, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	—	18,989,311	18,646,711	342,600

14      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$342,600	$4,526	$—	$—

Futures Contracts as of December 31, 2018
						Unrealized Appreciation/ (Depreciation)
		Expiration	Number	Notional Amount
Description	Buy/Sell	Date	of Contracts	(000’s)	Value
United States Treasury Nts., 10 yr.	Sell	3/20/19	1	USD 119	$122,016	$ (2,924)

Glossary:
Definitions
30YR CMT	30 Year Constant Maturity Treasury
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
US0003M	ICE LIBOR USD 3 Month
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

15      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $10,950,184)	$ 10,013,912
Affiliated companies (cost $342,600)	342,600
10,356,512
Cash	10,000
Cash used for collateral on futures	2,000
Receivables and other assets:
Interest and dividends	86,161
Other	17,028
Total assets	10,471,701

Liabilities
Payables and other liabilities:
Trustees’ compensation	2,980
Shareholder communications	1,677
Shares of beneficial interest redeemed	1,200
Variation margin payable	391
Distribution and service plan fees	192
Other	37,586
Total liabilities	44,026

Net Assets	$ 10,427,675

Composition of Net Assets
Par value of shares of beneficial interest	$ 1,148
Additional paid-in capital	11,449,780
Total accumulated loss	(1,023,253)
Net Assets	$ 10,427,675

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,000,373 and 110,151 shares of beneficial interest outstanding)	$9.08
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.53

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $9,061,229 and 997,998 shares of beneficial interest outstanding)	$9.08

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $366,073 and 40,311 shares of beneficial interest outstanding)	$9.08

See accompanying Notes to Financial Statements.

16      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

STATEMENT

OF OPERATIONS For the Period Ended December 31, 20181

Investment Income
Interest	$366,439
Dividends:
Unaffiliated companies	189,843
Affiliated companies	4,526
Total investment income	560,808
Expenses
Management fees	60,179
Distribution and service plan fees — Class A	861
Transfer and shareholder servicing agent fees:
Class A	665
Class I	2,577
Class Y	471
Shareholder communications:
Class A	6,508
Class I	200
Class Y	877
Legal, auditing and other professional fees	46,875
Custodian fees and expenses	34,324
Trustees’ compensation	4,515
Borrowing fees	121
Other	8,009
Total expenses	166,182
Less waivers and reimbursements of expenses	(94,581)
Net expenses	71,601
Net Investment Income	489,207
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investment transactions in unaffiliated companies	(69,166)
Futures contracts	(598)
Net realized loss	(69,764)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in unaffiliated companies	(936,272)
Futures contracts	(2,924)
Net change in unrealized appreciation/(depreciation)	(939,196)
Net Decrease in Net Assets Resulting from Operations	$(519,753)

1. For the period February 12, 2018 (commencement of operations) to December 31, 2018.

See accompanying Notes to Financial Statements.

17      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended December 31, 2018[1]
Operations
Net investment income	$489,207
Net realized loss	(69,764)
Net change in unrealized appreciation/(depreciation)	(939,196)
Net decrease in net assets resulting from operations	(519,753)
Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	(22,124)
Class I	(466,764)
Class Y	(15,382)
Total dividends and distributions declared	(504,270)
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	1,070,366
Class I	9,979,970
Class Y	401,332
Total beneficial interest transactions	11,451,668
Net Assets
Total increase	10,427,645
Beginning of period	30[2]
End of period	$10,427,675

1. For the period from February 12, 2018 (commencement of operations) to December 31, 2018.

2. Reflects the value of the Manager’s seed money invested on February 6, 2018.

See accompanying Notes to Financial Statements.

18      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	Period Ended December 31, 2018[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.41
Net realized and unrealized loss	(0.90)
Total from investment operations	(0.49)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.43)
Net asset value, end of period	$9.08

Total Return, at Net Asset Value[3]	(5.09)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,001
Average net assets (in thousands)	$447
Ratios to average net assets:[4]
Net investment income	4.88%
Expenses excluding specific expenses listed below	3.92%
Interest and fees from borrowings	0.00%	[5]
Total expenses[6]	3.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%
Portfolio turnover rate	23%

1. For the period from February 12, 2018 (commencement of operations) to December 31, 2018.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended December 31, 2018	3.92%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Period Ended December 31, 2018[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.46
Net realized and unrealized loss	(0.91)
Total from investment operations	(0.45)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.47)
Net asset value, end of period	$9.08

Total Return, at Net Asset Value[3]	(4.70)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,061
Average net assets (in thousands)	$9,704
Ratios to average net assets:[4]
Net investment income	5.31%
Expenses excluding specific expenses listed below	1.68%
Interest and fees from borrowings	0.00%[5]
Total expenses[6]	1.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%
Portfolio turnover rate	23%

1. For the period from February 12, 2018 (commencement of operations) to December 31, 2018.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended December 31, 2018	1.68%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Class Y	Period Ended December 31, 2018[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.44
Net realized and unrealized loss	(0.91)

Total from investment operations	(0.47)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.45)
Net asset value, end of period	$9.08

Total Return, at Net Asset Value[3]	(4.88)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$366
Average net assets (in thousands)	$314
Ratios to average net assets:[4]
Net investment income	5.12%
Expenses excluding specific expenses listed below	2.21%
Interest and fees from borrowings	0.00%[5]

Total expenses[6]	2.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.94%
Portfolio turnover rate	23%

1. For the period from February 12, 2018 (commencement of operations) to December 31, 2018.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended December 31, 2018	2.21%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2018

1. Organization

Oppenheimer Preferred Securities and Income Fund (the “Fund”), a series of Oppenheimer Integrity Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Fund commenced operations on February 12, 2018.

The Fund offers Class A, Class I and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a contingent deferred sales charge (“CDSC”), however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the

22      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

2. Significant Accounting Policies (Continued)

fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

23      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$73,988	$946,285

1. At period end, the Fund had $73,988 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Loss
$770	$770

The tax character of distributions paid during the reporting periods:

Period Ended December 31, 2018
Distributions paid from:
Ordinary income	$504,270

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

24      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$11,302,797
Federal tax cost of other investments	(122,016)

Total federal tax cost	$11,180,781

Gross unrealized appreciation	$169
Gross unrealized depreciation	(946,454)

Net unrealized depreciation	$(946,285)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net

25      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by

26      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

3. Securities Valuation (Continued)

a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

27      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Corporate Bonds and Notes	$—	$6,739,110	$—	$6,739,110
Preferred Stocks	3,274,802	—	—	3,274,802
Investment Company	342,600	—	—	342,600

Total Assets	$3,617,402	$6,739,110	$—	$10,356,512

Liabilities Table
Other Financial Instruments:
Futures contracts	$(2,924)	$—	$—	$(2,924)

Total Liabilities	$(2,924)	$—	$—	$(2,924)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market

28      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

4. Investments and Risks (Continued)

funds.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 87% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the

29      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

30      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

6. Use of Derivatives (Continued)

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $89,885 on futures contracts sold.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

31      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

32      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

6. Use of Derivatives (Continued)

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Variation margin payable	$391	*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$(598)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$(2,924)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Period Ended December 31, 2018[1,2]
	Shares	Amount
Class A
Sold	123,259	$1,198,412
Dividends and/or distributions reinvested	2,024	19,260
Redeemed	(15,132)	(147,306)

Net increase	110,151	$1,070,366

Class I
Sold	997,998	$9,979,970
Dividends and/or distributions reinvested	—	—
Redeemed	—	—

Net increase	997,998	$9,979,970

33      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Shares of Beneficial Interest (Continued)

	Period Ended December 31, 2018[1,2]
	Shares	Amount
Class Y
Sold	39,412	$392,675
Dividends and/or distributions reinvested	1,090	10,464
Redeemed	(191)	(1,807)

Net increase	40,311	$401,332

1. For the period from February 12, 2018 (commencement of operations) to December 31, 2018.

2. The Fund sold one share of Class A, Class I and Class Y at a value of $10 to the Manager upon seeding the Fund on February 6, 2018. These amounts are not reflected in the table above.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$12,968,976	$1,949,745

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.65%
Next $500 million	0.60
Next $4 billion	0.55
Over $5 billion	0.53

The Fund’s effective management fee for the reporting period was 0.65% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

34      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

9. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained

35      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Class A
	Class A	Contingent
	Front-End	Deferred
	Sales Charges	Sales Charges
	Retained by	Retained by
Period Ended	Distributor	Distributor
December 31, 2018	$2,107	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.19% for Class A shares, 0.75% for Class I shares and 0.94% for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$10,826
Class I	79,969
Class Y	3,524

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $262 for IGMMF management fees.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement

36      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

11. Pending Acquisition (Continued)

whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

37      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Integrity Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Preferred Securities and Income Fund (the “Fund”), a series of Oppenheimer Integrity Funds, including the statement of investments, as of December 31, 2018, the related statements of operations and changes in net assets for the period from February 12, 2018 (commencement of operations) to December 31, 2018 and the related notes (collectively, the “financial statements”) and the financial highlights for the period from February 12, 2018 (commencement of operations) to December 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations, the changes in its net assets and the financial highlights for the period from February 12, 2018 (commencement of operations) to December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and the transfer agent, or by other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 22, 2019

38      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 54.33% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $447,520 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $103,326 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

39      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

40      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Preferred Securities and Income Fund	7/30/18	73.5%	0.0%	26.5%
Oppenheimer Preferred Securities and Income Fund	10/30/18	71.9%	0.0%	28.1%
Oppenheimer Preferred Securities and Income Fund	12/18/18	41.1%	0.0%	58.9%

41      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 58 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Chairman of the Board of Trustees and Trustee (since 2017) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Richard F. Grabish, Trustee (since 2017) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

42      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Beverly L. Hamilton, Trustee (since 2017) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Victoria J. Herget, Trustee (since 2017) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011 and July 2018-January 2019); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Karen L. Stuckey, Trustee (since 2017) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception); and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

43      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

James D. Vaughn, Trustee (since 2017) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003- 2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer (since 2017), Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mss.Lee, Ziverte, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal. Mr. Steinmetz is an officer of 105 portfolios in the OppenheimerFunds complex.

Helena Lee, Vice President (since 2017) Year of Birth: 1971	Vice President and Portfolio Manager of the Sub-Adviser (Since February 2018); Senior Analyst on the Investment Grade Team of the Sub-Adviser (since 2017). Equity Research Associate, Citi Investment Research, Citibank (2006-2008). Mid- Cap Bank Analyst at Bank of America Securities (2004-2006). Associate Equity Research Analyst of large-cap banks at Prudential Equity Group (2003-2004). Financial Analyst in the Bank Supervision Group, Credit and Risk Management, at The Federal Reserve Bank of New York (1994-2001).

44      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2017) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2017) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2017) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2017) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

45      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

© 2019 OppenheimerFunds, Inc. All rights reserved.

46      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

•	Applications or other forms.
•	When you create a user ID and password for online account access.
•	When you enroll in eDocs Direct,SM our electronic document delivery service.
•	Your transactions with us, our affiliates or others.
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

47      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

48      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

49      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

50      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

51      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

52      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

53      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

54      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

55      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2019 OppenheimerFunds Distributor, Inc. All rights reserved.

RA4917.001.1218 February 22, 2019

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $124,800 in fiscal 2018 and $59,400 in fiscal 2017.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $10,502 in fiscal 2018 and $6,000 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $297,836 in fiscal 2018 and $386,986 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody audits, CP Conduit fees, incremental, and additional, audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $815 in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $534,826 in fiscal 2018 and $591,136 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $843,979 in fiscal 2018 and $984,122 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Integrity Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/15/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/15/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	2/15/2019